UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12.

P-COM, INC.

(Name of Registrant as Specified in its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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July __, 2005

Dear Stockholders:

You are cordially invited to attend the 2005 Annual Meeting of the stockholders of P-Com, Inc. The 2005 Annual Meeting will be held on Friday, August 12, 2005, at 10:00 a.m. (Pacific time) at our corporate headquarters, located at 1996 Lundy Avenue, San Jose, California 95131.

Details regarding the business to be conducted at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. Please read these materials carefully. Included with the Proxy Statement is a copy of our 2005 Annual Report on Form 10-K. We encourage you to read our Annual Report. It includes our audited financial statements and information about our operations, markets and products.

Your vote is important. Whether or not you expect to attend the Annual Meeting and regardless of the number of shares you own, please complete, date, sign and return the accompanying proxy card in the enclosed postage-paid envelope or submit your proxy by telephone or the Internet so that your shares may be represented at the meeting. If you submit a proxy, you can still attend the Annual Meeting and vote your shares in person.

Thank you for your ongoing support of P-Com. We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Don Meiners
Don Meiners, President

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 12, 2005

TO THE STOCKHOLDERS OF P-COM, INC.:

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders of P-Com, Inc., a Delaware corporation, will be held on August 12, 2005 at 10:00 a.m. (Pacific time) at our corporate headquarters, located at 1996 Lundy Avenue, San Jose, California 95131. At the meeting, you will be asked to vote on the following matters:

1.	The election of two directors to our Board of Directors, each to serve for a term of three years or until his successor is elected and qualified.

2.	Ratifying the appointment of Aidman, Piser & Company as our independent auditors for the fiscal year ending December 31, 2005.

3.	The approval of an amendment to our certificate of incorporation to increase our authorized common stock from 35,000,000 shares to 250,000,000 shares.

4.
The approval of an amendment to our certificate of incorporation to effect a recapitalization whereby each outstanding share of our Series C Preferred Stock will be automatically converted into a specified number of shares of our Series G Preferred Stock and common stock.

5.	The approval of an amendment to our certificate of incorporation to eliminate the provision that divides our Board of Directors into three classes.

6.	The approval of an amendment to our certificate of incorporation to change our corporate name from “P-Com, Inc.” to “Wave Wireless Corporation.”

7.
Granting our management the discretionary authority to adjourn the Annual Meeting to a date or dates not later than August 31, 2005 if necessary to enable our Board of Directors to solicit additional proxies in favor of any of the proposals listed above.

8.	Such other matters as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The Proxy Statement that accompanies this Notice of Annual Meeting contains additional information regarding the proposals to be considered at the Annual Meeting, and you are encouraged to read it in its entirety.

Only those persons who are stockholders of record at the close of business on July __, 2005, the record date for the 2005 Annual Meeting, will be entitled to receive notice of and to vote, in person or by proxy, at the Annual Meeting and at any adjournment or postponement of the Annual Meeting.

Your vote is very important and we encourage all of our stockholders to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, please complete, date, sign and return the accompanying proxy card in the enclosed postage-paid envelope or submit your proxy by telephone or the Internet as promptly as possible. If you receive more than one proxy card because your shares are registered in different names and addresses, please sign and return each proxy card to ensure that all your shares are represented at the Annual Meeting. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote your shares in person, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

Sincerely,

/s/ Daniel W. Rumsey
Daniel W. Rumsey, Secretary

San Jose, California July 23, 2005

YOUR VOTE IS IMPORTANT

PLEASE (1) COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE, (2) USE THE TELEPHONE NUMBER INDICATED BELOW OR SHOWN ON THE PROXY CARD TO SUBMIT YOUR PROXY BY TELEPHONE OR (3) VISIT THE WEBSITE INDICATED BELOW OR NOTED ON YOUR PROXY CARD TO SUBMIT YOUR PROXY ON THE INTERNET. IN THIS WAY, IF YOU ARE UNABLE TO ATTEND IN PERSON, YOUR SHARES CAN STILL BE VOTED AT THE ANNUAL MEETING.

VOTING ELECTRONICALLY OR BY TELEPHONE

In addition to submitting your proxy by mail, you may also submit your proxy:

•	through the Internet, by visiting a website established for that purpose at http://www.eproxyvote.com/pcom and following the instructions; or

•	by telephone, by calling the toll-free number 1-877-PRX-VOTE (1-877-779-8683) in the United States, Canada or Puerto Rico on a touch-tone phone and following the recorded instructions.

If you are a beneficial owner, please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you.

INFORMATION ON P-COM’S WEBSITE

Information on any P-Com website is not part of the enclosed Proxy Statement and you should not rely on any such information in deciding whether to approve the proposals described in the enclosed Proxy Statement, unless that information is also included in the Proxy Statement.

1996 Lundy Avenue
San Jose, California 95131

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 12, 2005

GENERAL INFORMATION

The Board of Directors of P-Com, Inc., a Delaware corporation (which is referred to in this Proxy Statement from time to time as “we,”“us” and the “Company”), is soliciting your proxy to vote your shares of our stock at the 2005 Annual Meeting of Stockholders (including any adjournment or postponement of the Annual Meeting). The Annual Meeting will be held on August 12 2005 at 10:00 a.m. (Pacific time), at our corporate headquarters, located at 1996 Lundy Avenue, San Jose, California 95131. This Proxy Statement and the accompanying Notice of Annual Meeting and enclosed proxy card are being mailed on or about July __, 2005 to all of our stockholders who are entitled to vote at the Annual Meeting.

Purpose of the Annual Meeting

At the Annual Meeting, our stockholders will be asked to vote on the following matters:

1.	The election of two directors to our Board of Directors, each to serve for a term of three years or until his successor is elected and qualified.

2.	Ratifying the appointment of Aidman, Piser & Company as our independent auditors for the fiscal year ending December 31, 2005.

3.	The approval of an amendment to our certificate of incorporation to increase our authorized common stock from 35,000,000 shares to 250,000,000 shares.

4.
The approval of an amendment to our certificate of incorporation to effect a recapitalization whereby each outstanding share of our Series C Preferred Stock will be automatically converted into a specified number of shares of our Series G Preferred Stock and common stock.

5.	The approval of an amendment to our certificate of incorporation to eliminate the provision that divides our Board of Directors into three classes.

6.	The approval of an amendment to our certificate of incorporation to change our corporate name from “P-Com, Inc.” to “Wave Wireless Corporation.”

7.
Granting our management the discretionary authority to adjourn the Annual Meeting to a date or dates not later than August 31, 2005, if necessary to enable the Board of Directors to solicit additional proxies in favor of any of the proposals listed above.

8.	Any other matters that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Recommendations of the Board of Directors

The Board of Directors has approved the nomination of Frederick R. Fromm and R. Craig Roos for election as directors of the Company, each to serve for a term of three years ending upon the 2008 Annual Meeting of Stockholders or until his successor is duly elected and qualified. The Board of Directors recommends that our stockholders vote FOR the election of these two director nominees (Proposal 1).

The Board of Directors has approved the appointment of Aidman, Piser & Company as our independent auditors for the fiscal year ending December 31, 2005. The Board of Directors recommends that our stockholders vote FOR the ratification of the appointment of Aidman, Piser & Company as our independent auditors (Proposal 2).

The Board of Directors has approved and declared advisable the amendment to our certificate of incorporation to increase our authorized common stock from 35,000,000 shares to 250,000,000 shares and recommends that our stockholders vote FOR the approval of this amendment (Proposal 3).

The Board of Directors has approved and declared advisable the amendment to our certificate of incorporation to effect a recapitalization whereby each outstanding share of our Series C Preferred Stock will be automatically converted into a specified number of shares of our Series G Preferred Stock and common stock and recommends that our stockholders vote FOR the approval of this amendment (Proposal 4).

The Board of Directors has approved and declared advisable the amendment to our certificate of incorporation to eliminate the provision that divides our Board of Directors into three classes and recommends that our stockholders vote FOR the approval of this amendment (Proposal 5).

The Board of Directors has approved and declared advisable the amendment to our certificate of incorporation to change our corporate name from “P-Com, Inc.” to “Wave Wireless Corporation” and recommends that our stockholders vote FOR the approval of this amendment (Proposal 6).

The Board of Directors recommends that our stockholders vote FOR the proposal (Proposal 7) to grant our management the discretionary authority to adjourn the Annual Meeting if necessary to enable the Board of Directors to solicit additional proxies in favor of any of the proposals described above (Proposals 1 - 6).

Record Date and Outstanding Shares

Only holders of record of our common stock, Series C Preferred Stock and Series E Preferred Stock at the close of business on July 15, 2005, the record date for the Annual Meeting, are entitled to receive notice of and to vote at the Annual Meeting. On the record date, the following numbers of shares of our common stock, Series C Preferred Stock and Series E Preferred Stock were issued and outstanding:

•	11,827,426 shares of our common stock were issued and outstanding and held by approximately 824 holders of record;

•	approximately 6,066 shares of our Series C Preferred Stock were issued and outstanding and held by approximately 101 holders of record; and

•	approximately 875 shares of our Series E Preferred Stock were issued and outstanding and held by two holders of record.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the Annual Meeting if shares representing a majority of the votes entitled to be cast are present in person or represented by proxy. With respect to any matter that requires a separate vote by any class or series, a majority of the outstanding shares of that class or series, present in person or represented by proxy, will constitute a quorum for the purpose of voting on that particular matter.

Votes withheld, abstentions and “broker non-votes” will be counted as being present for the purpose of establishing a quorum. A “broker non-vote” occurs when a broker is not permitted to vote because the broker has not received voting instructions from the beneficial owner of the shares and the broker does not have the discretion to vote on the particular matter presented. If a quorum is not present at the Annual Meeting, a majority of the votes present at the meeting may adjourn the meeting to another date.

Voting

At the Annual Meeting, the holders of our common stock, Series C Preferred Stock and Series E Preferred Stock will be entitled to vote as follows:

•	Holders of our common stock will be entitled to one vote per share of common stock held as of the record date.

•
Holders of our Series C Preferred Stock will be entitled to one vote per share of Series C Preferred Stock held as of the record date, solely with respect to Proposal 4. On all other matters, holders of our Series C Preferred Stock will be entitled to one vote for each share of our common stock issuable upon conversion of the Series C Preferred Stock held as of the record date.

•	Holders of our Series E Preferred Stock will be entitled to one vote for each share of our common stock issuable upon conversion of the Series E Preferred Stock held as of the record date.

Directors are elected by a plurality vote, which means that the two nominees who receive the most votes will be elected to the Board of Directors. Our stockholders may not cumulate their votes in the election of directors. Abstentions and broker non-votes will not affect the outcome of the vote on the election of directors.

The proposal to approve an amendment to our certificate of incorporation to increase our authorized common stock (Proposal 3) requires the affirmative vote of (i) a majority of the shares of our common stock outstanding as of the record date, voting as a separate class, and (ii) a majority of the shares of our common stock outstanding as of the record date and the shares of our common stock issuable upon conversion of our Series C Preferred Stock and Series E Preferred Stock as of the record date, voting together as a single class. Abstentions and broker non-votes with respect to either of these proposals will have the same effect as a vote against the proposal.

The proposal to approve an amendment to our certificate of incorporation to effect a recapitalization (Proposal 4) requires the affirmative vote of (i) a majority of the shares of our Series C Preferred Stock outstanding as of the record date, voting as a separate class, and (ii) a majority of the shares of our common stock outstanding as of the record date and the shares of our common stock issuable upon conversion of our Series C Preferred Stock and Series E Preferred Stock as of the record date, voting together as a single class. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

The proposals to approve amendments to our certificate of incorporation to eliminate the division of our Board of Directors into three classes (Proposal 5) and to change our corporate name (Proposal 6) each requires the affirmative vote of a majority of the shares of our common stock outstanding as of the record date and the shares of our common stock issuable upon conversion of our Series C Preferred Stock and Series E Preferred Stock as of the record date, voting together as a single class. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

All other proposals (Proposals 2 and 7) will be decided by the affirmative vote of a majority of the shares of our common stock outstanding as of the record date and the shares of our common stock issuable upon conversion of our Series C Preferred Stock and Series E Preferred Stock as of the record date (voting together as a single class), present in person or represented by proxy at the Annual Meeting and entitled to vote on those matters. An abstention on any of these proposals will be included in the number of votes cast on that proposal and, accordingly, will have the same effect as a vote against the proposal. However, broker non-votes with respect to any of these proposals will not be included in the number of shares entitled to vote on that proposal and, accordingly, will have the effect of reducing the number of affirmative votes required to approve the proposal.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Proxies

All shares of our common stock, Series C Preferred Stock and Series E Preferred Stock represented by properly executed proxies and received in time for the Annual Meeting (and not revoked) will be voted at the Annual Meeting in the manner specified by the grantors of those proxies. Properly executed proxies that do not contain voting instructions will be voted in favor of each of the proposals described in the accompanying Notice of Annual Meeting and this Proxy Statement, and the proxy holder may vote the proxy in its discretion as to any other matter which may properly come before the meeting.

If you are a holder of shares of our common stock, Series C Preferred Stock or Series E Preferred Stock, in order for your shares to be included in the vote, you must vote your shares by one of the following means:

•	in person at the Annual Meeting by written ballot;

•	by proxy by completing, signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope;

•	in the United States, Canada and Puerto Rico, by telephone by calling 1-877-PRX-VOTE (1-877-779-8683), as noted on the proxy card; or

•	via the Internet by visiting http://www.eproxyvote.com/pcom, as noted on the proxy card.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote those shares in person at the Annual Meeting, you must obtain from the nominee holding your shares a properly executed legal proxy, identifying you as the beneficial owner of the shares, authorizing you to act on behalf of the nominee at the annual meeting, and specifying the number of shares with respect to which the authorization is granted.

We do not expect any matter other than the proposals described in this Proxy Statement to be brought before the Annual Meeting. If, however, other matters are properly presented at the Annual Meeting, the persons named as proxies will be permitted to vote your shares in their discretion.

Revocation of Proxies

All properly signed proxies that we receive before the vote at the Annual Meeting that are not revoked will be voted at the Annual Meeting according to the instructions indicated on the proxies or, if no instructions are indicated, to approve each of the proposals described in the accompanying Notice of Annual Meeting and this Proxy Statement. You may revoke your proxy at any time before it is exercised by taking any of the following actions:

•	delivering a written notice to the our corporate secretary by any means, including facsimile, bearing a date later than the date of the proxy, stating that the proxy is revoked;

•	signing and delivering a proxy relating to the same shares and bearing a later date before the vote at the Annual Meeting;

•	delivering electronically by telephone or the Internet a valid proxy relating to the same shares and bearing a later date before the vote at the Annual Meeting; or

•	attending the Annual Meeting and voting in person by written ballot, although attendance at the meeting, by itself, will not revoke a proxy.

Solicitation of Proxies

This proxy solicitation is made by our Board of Directors, and we will bear the costs of this solicitation, including the expense of preparing, printing, assembling and mailing this Proxy Statement and any other material used in this solicitation of proxies. If it appears desirable to do so to ensure adequate representation at the Annual Meeting, officers and regular employees of the Company may communicate with stockholders, banks, brokerage houses, custodians, nominees and others by telephone, facsimile, e-mail or in person to request that proxies be furnished. No additional compensation will be paid for these services. We will furnish copies of this Proxy Statement and other solicitation materials to banks, brokerage houses, custodians, nominees and others to be forwarded to the beneficial owners of our stock held in their names and, upon request, we will reimburse them for their reasonable expenses in forwarding these materials.

Appraisal Rights

Our stockholders are not entitled to appraisal rights in connection with any of the proposals described in this Proxy Statement.

PROPOSAL 1
ELECTION OF DIRECTORS

General

Our certificate of incorporation provides for a classified Board of Directors consisting of three classes of directors with staggered three-year terms. Each class consists, as nearly as possible, of one-third of the total number of directors. The class whose term of office expires at the 2005 Annual Meeting currently consists of two directors. The directors elected to this class will serve for a term of three years, expiring at the 2008 Annual Meeting of Stockholders or until a successor has been duly elected and qualified. The nominees listed below are currently serving as directors of the Company.

In the event Proposal 5 is approved for the Annual Meeting, all of own dividens will be elected each year at an annual meeting of stockholders, beginning w/out 2006 Annual Meeting.

Each nominee for election has indicated his willingness to serve as a director if elected, and the Company has no reason to believe that either nominee will be unable or unwilling to serve if elected. If one or both nominees are unable or unwilling to serve as a director at the time of the Annual Meeting or any postponement or adjournment of the Annual Meeting, the proxies will be voted for any other nominee designated by the current Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.

Required Approvals

Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the two director nominees who receive the highest number of votes will be elected to the Board of Directors. Stockholders may not cumulate their votes in the election of directors. Abstentions and broker non-votes will not affect the outcome of the vote on the election of directors.

Recommendation of the Board of Directors

The Board of Directors recommends that our stockholders vote FOR the election of each of the nominees named below.

Nominees for Election to the Board of Directors for Term Ending Upon the 2008 Annual Meeting of Stockholders

Frederick R. Fromm, age 56, has served as a director of the Company since June 2001. Since February 2004, Mr. Fromm has served as a consultant to several telecommunications companies. From May 2003 to February 2004, Mr. Fromm was President and Chief Executive Officer of Gluon Networks, Inc. a telecommunications equipment company. From July 2000 to October 2001, he was President, and from Nov. 2001 to October 2002 he was also Chief Executive Officer, of Oplink Communications, Inc., an optical components company. From October 1998 to July 2000, he was President and Chief Executive Officer of Siemens Information and Communications, Inc, a telecommunications equipment company. From October 1996 to October 1998, he was President and Chief Executive Officer of Siemens Telecom Networks, Inc., a telecommunications equipment company.

R. Craig Roos, age 59, joined our Board of Directors in December 2003. Mr. Roos is founder and sole owner of Roos Capital Planners, Inc., which he formed in 1979 and which specializes in advisory services to the communications industry, primarily in the fixed and mobile wireless area. Mr. Roos has served on the boards of several companies in the wireless, communications, software, media and telecommunications industries. He served as chairman of MobileMedia Corporation from 1993 until 1995. Mr. Roos also was a co-founder of Locate, a digital local access carrier specializing in high-speed T-1 level radio carrier technologies. Mr. Roos has testified before the United States Congress on telecommunications issues and is a former chairman of the Alternative Local Telecommunications Trade Association.

Continuing Directors for Term Ending Upon the 2006 Annual Meeting of Stockholders

Richard Reiss, age 48, has served as director of the Company since March 2005. Mr. Reiss is currently the Chairman of the Board of Directors of Glowpoint, Inc., where he has served since May 2000. He served as the Chief Executive Officer of Glowpoint from May 2000 to April 2002, and as President from May 2000 to April 2002. Mr. Reiss served as Chairman of the Board of Directors, President and Chief Executive Officer of All Communications Corporation from its formation in 1991 until the formation of Glowpoint’s predecessor pursuant to a merger of All Communications Corporation and View Tech, Inc. in May 2000.

Daniel W. Rumsey, age 44, was appointed by the Board of Directors to fill the vacancy created by the departure of Brian T. Josling, who resigned from the Board of Directors on March 1, 2005. Mr. Rumsey currently also serves as our Chief Restructuring Officer.

Continuing Directors for Term Ending Upon the 2007 Annual Meeting of Stockholders

George P. Roberts, age 72, is a founder of the Company and has served as our Chairman of the Board since September 1993. Mr. Roberts also served as our Chief Executive Officer and as a director of the Company from October 1991 to May 2001, and as our interim Chief Executive Officer from January 2002 to September 1, 2003.

Board Committees and Meetings

The Board of Directors held 17 meetings and acted by unanimous written consent 14 times in 2004. Each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which he served in 2004. We encourage our directors to attend the annual meetings of our stockholders. At our 2004 Annual Meeting of Stockholders, three directors were in attendance.

The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors does not have a standing nominating committee. All of our directors participate in the director nomination process, and the Board of Directors believes that the establishment of a standing nominating committee is not warranted in view of the fact that a majority of our directors meet the requirements of an independent director set forth in Rule 4200(a)(15) of the Marketplace Rules of The NASDAQ Stock Market, Inc.

The Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, currently consists of two directors, Frederick R. Fromm and R. Craig Roos. The Audit Committee is primarily responsible for approving the services performed by our independent registered public accounting firm and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Board of Directors has determined that Mr. Roos is a financial expert in that he has (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements, and experience actively supervising one or more persons engaged in those activities; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Both Mr. Fromm and Mr. Roos meet the requirements of an independent director set forth in Rule 4200(a)(15) of the Marketplace Rules of The NASDAQ Stock Market, Inc. The Audit Committee held four meetings in 2004. The Audit Committee has a written charter, a copy of which was attached as Appendix B to the proxy statement relating to our 2004 Annual Meeting of Stockholders.

The Compensation Committee currently consists of two directors, Frederick R. Fromm and Richard Reiss. Mr. Reiss was appointed to the Compensation Committee in April 2005. The Compensation Committee is primarily responsible for reviewing and approving our general compensation policies and setting compensation levels for our executive officers. The Compensation Committee also has the authority to administer our Employee Stock Purchase Plan, our 1995 Stock Option/Stock Issuance Plan and our 2004 Equity Incentive Plan. The Compensation Committee held five meetings and acted by unanimous written consent eight times in 2004.

Director Compensation

Our non-employee directors do not receive cash compensation for their services as directors. Under our 2004 Equity Incentive Plan, the Compensation Committee has the authority to make discretionary option grants to our directors.

Stockholder Communications with the Board of Directors

Our stockholders may contact the Board of Directors or any of the individual directors by writing to them c/o Daniel W. Rumsey, Chief Restructuring Officer, General Counsel and Secretary, P-Com, Inc., 1996 Lundy Avenue, San Jose, California 95131. Inquiries sent by mail will be reviewed, sorted and summarized by Mr. Rumsey or his designee before they are forwarded to the Board of Directors or to any individual director.

Executive Officers

Daniel W. Rumsey, age 44, was appointed Chief Restructuring Officer on March 10, 2005 and to our Board of Directors on May 13, 2005. Prior to his appointment as Chief Restructuring Officer, since March 2003, Mr. Rumsey served as our Vice President, Acting Chief Financial Officer and General Counsel. Prior to joining the Company, Mr. Rumsey was Vice President and General Counsel of Knowledge Kids Network, Inc., a multi-media education company. Knowledge Kids Network is part of the Knowledge Universe family of companies. Prior to joining Knowledge Kids Network, Mr. Rumsey was the President and General Counsel of Aspen Learning Systems and NextSchool, Inc., which he joined in February 1997. Mr. Rumsey sold Aspen Learning Systems and NextSchool to Knowledge Kids Network in 1999. Mr. Rumsey has an extensive restructuring, legal and finance background, dating back to 1987 when he served as a staff attorney in the U.S. Securities and Exchange Commission’s Division of Corporation Finance. He has also served as Assistant General Counsel for Terra Industries, Inc. and Associate General Counsel and Corporate Secretary of EchoStar Communications Corporation. Mr. Rumsey also serves as the Chairman of the Board of Directors of Prescient Applied Intelligence. Mr. Rumsey received his J.D. from the University of Denver College of Law in 1985, and his B.S. from the University of Denver in 1983.

Don Meiners, age 43, was appointed President on March 10, 2005. Prior to his appointment, he served as our Vice President - Operations, and has held a variety of management roles since he joined the Company in 1992. These include Vice President of Operations, Vice President Engineering, Vice President Manufacturing and Vice President of Engineering Program Management. Prior to joining the Company, Mr. Meiners served in design engineering roles and project management for Digital Microwave Corporation and Equitorial Inc. Mr. Meiners graduated from the Missouri Institute Of Technology in 1983.

Carlos Belfiore, age 60, currently serves as our Vice President - Engineering, and Chief Technical Officer. Prior to joining the Company in November 2003, he was an independent engineering consultant. Prior to that, Dr. Belfiore held various management and technical leadership positions at Stratex Networks, which he joined in 1988, including Senior Director IDU Development, Director of New Technology Development, Director of Modem Development, and Senior Scientist. Prior to joining Stratex, Dr. Belfiore was with the Microwave Communication Division of Harris Corporation, serving as Manager of Advanced Development and Principal Development Engineer. Dr. Belfiore received a Ph.D. in electrical engineering from University of Minnesota in 1976.

James D. Bletas, age 60, currently serves as our Vice President - Sales and Marketing. Mr. Bletas has 35 years of experience in the wireless telecommunications industry focused on sales and marketing. Prior to joining the Company, Mr. Bletas founded Wireless Networks International, Inc., a global distributor of networking and wireless communications products and services. During his four-year tenure as President and CEO, Mr. Bletas grew the company’s annual revenue to more than $20 million, and expanded the operations to geographic areas outside of the U.S., including Latin America, the Middle East and Asia. Before joining Wireless Networks International, Inc., Mr. Bletas was the Vice President of Sales at Wireless Inc., a pioneer in the licensed exempt market and an original developer of broadband access and subscriber equipment. He began his sales career in wireless telecommunications equipment in the microwave communications division of Harris Corporation, where he last served as Vice President of Worldwide Sales and Marketing.

Executive Compensation

The following table provides certain information summarizing the compensation earned for services rendered in all capacities to us and our subsidiaries for each of the last three fiscal years by our “named executive officers,” who consist of our Chief Executive Officer and each of our four other most highly compensated executive officers, each of whom were executive officers as of December 31, 2004 and whose salary and bonus for the fiscal year ended December 31, 2004 was in excess of $100,000.

Summary Compensation Table
		ANNUAL COMPENSATION			LONG TERM COMPENSATION AWARDS
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)(1)	BONUS ($)	OTHER ANNUAL COMPENSATION ($)	SECURITIES UNDERLYING OPTIONS (#)	ALL OTHER COMPENSATION ($)

Samuel Smookler	2004	252,100	125,000	—	—	—
Former CEO and Director	2003	139,569	—	53,083(2)	80,000(3)	—
	2002	—	—	—	—	—

Daniel W. Rumsey	2004	158,269	—	—	—	—
Chief Restructuring Officer and	2003	104,369	—	—	73,333	8,000(4)
Director	2002	—	—	—	—	—

Don Meiners	2004	130,046	—	—	—	—
President	2003	103,699	—	—	73,333	—
	2002	115,617	—	—	983	—

Randall L. Carl(5)	2004	144,054	15,048	—	—	—
Former Senior Vice President,	2003	136,800	36,252	—	73,600	—
Sales and Marketing	2002	158,650	11,400	—	1,500	—

Carlos A. Belfiore	2004	138,000	—	—	—	—
Vice President of Engineering and	2003	18,577	—	—	80,000	—
Chief Technical Officer	2002	—	—	—	—	—

(1)	Includes amounts deferred under our 401(k) Plan.
(2)	On October 8, 2003, Messrs. Roberts and Smookler each acquired 23.33 shares of our Series C Preferred Stock of, which are convertible into 13,611 shares of common stock, resulting in an effective purchase price of $3.00 per share of common stock. The closing price per share of common stock as reported on the OTC Bulletin Board on October 8, 2003 was $6.90 per share.
(3)	Mr. Smookler was also granted a warrant to purchase 120,000 shares of our common stock on the same terms and conditions as this option. Mr. Smookler resigned as Chief Executive Officer and as a director of the Company on March 10, 2005. The Company has taken the position that no severance payments are due to Mr. Smookler, and Mr. Smookler is currently contesting this position. Under the terms of his employment agreement, Mr. Smookler may be entitled to receive severance payments totaling $250,000.
(4)	Prior to joining the Company full time in April 2003, Mr. Rumsey was paid $8,000 as a consultant to the Company.
(5)	Mr. Carl’s employment with the Company was terminated effective March 18, 2005. Mr. Carl’s employment agreement requires the payment to him of six months severance, totaling approximately $72,000.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The table below provides certain information with respect to our named executive officers concerning: (i) the options that they exercised in 2004 and (ii) the number and value of their unexercised options as of December 31, 2004.

			NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS AT FISCAL YEAR END(3)		VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS AT FISCAL YEAR END ($)(1)
NAME	SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ($)(2)	EXERCISABLE	UNEXERCISABLE	EXERCISABLE	UNEXERCISABLE

Sam Smookler	—	—	43,333	36,667	—	—
Don Meiners	—	—	26,881	48,891	—	—
Daniel W. Rumsey	—	—	24,444	48,889	—	—
Randall L. Carl	—	—	26,669	49,264	—	—
Carlos A. Belfiore	—	—	25,867	54,133	—	—

(1)	Based on the fair market value of the option shares at the 2004 fiscal year-end ($0.44 per share based on the closing selling price on the OTC Bulletin Board as of December 31, 2004) less the exercise price.
(2)	Based on the fair market value of the shares on the exercise date less the exercise price paid for those shares.
(3)	The options are immediately exercisable for all the options shares. However, any shares purchased under the options are subject to repurchase by the Company, at the original exercise price paid per share, upon the optionee’s cessation of service prior to vesting in such shares.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

The Compensation Committee of the Board of Directors, as Plan Administrator of our 2004 Equity Incentive Plan, has the authority to provide for accelerated vesting of any outstanding options held by our executive officers or any unvested share issuances actually held by these individuals, in connection with certain changes in control of the Company or the subsequent termination of an executive officer’s employment following a change in control.

We entered into an Employment and Continuity of Benefits Agreement with George P. Roberts, dated May 31, 2001, outlining his continued employment with the Company as Chairman of the Board following his resignation as Chief Executive Officer on May 30, 2001. The agreement provided for (a) an employment period commencing May 31, 2001 through May 30, 2002. The agreement was automatically extended through May 30, 2003. On April 28, 2003, we entered into a letter agreement with Mr. Roberts, thereby extending the employment period under the Employment and Continuity of Benefits Agreement through May 30, 2005. The letter agreement provided for the amendment of the Employment and Continuity of Benefits Agreement upon the assignment of a new Chief Executive Officer of the Company. Effective September 1, 2003, due to Mr. Roberts’ resignation as Chief Executive Officer, and the appointment of a new Chief Executive Officer of the Company, Mr. Roberts’ salary amounted to half his salary that existed prior to May 30, 2002, with one half of the salary, $188,000, paid in cash, and the other half paid in shares of our common stock. Effective June 1, 2005, Mr. Roberts agreed to waive any entitlement he had to receive cash, shares of our common stock or other benefits under his Continuity of Benefits Agreement, and to terminate the Continuity of Benefits Agreement, which had been extended by the Board of Directors, in consideration for the issuance to him of a warrant to purchase 600,000 shares of our common stock, exercisable at $.30 per share, and the continuation of all healthcare coverage previously extended to Mr. Roberts, for the remainder of his natural life.

On July 25, 2003, we entered into an agreement with Sam Smookler, our former President and Chief Executive Officer. The agreement provided for a two-year term of employment and an initial salary of $36,000 per month beginning September 1, 2003 and continuing through December 31, 2003. Beginning on January 1, 2004, Mr. Smookler was paid a base salary of $250,000 per year. On September 2, 2004, Mr. Smookler was paid a cash bonus equal to 50% of his base salary. The agreement also provided for the grant of an option to purchase a number of shares equal to two percent of the total number of shares of our common stock issued and outstanding as of September 2, 2003. By agreement with the Board of Directors, this number was fixed at 166,666 shares, but this amount was reduced to 80,000 due to limitations in our 1995 Stock Option/Stock Issuance Plan, and we granted Mr. Smookler a warrant to purchase 86,666 shares of our common stock in order to make up the difference. On March 10, 2005, Mr. Smookler resigned from our Board of Directors and as our Chief Executive Officer. The Company has taken the position that no severance payments are due to Mr. Smookler, and Mr. Smookler is currently contesting this position. Under the terms of his employment agreement, Mr. Smookler may be entitled to receive severance payments totaling  $250,000. In addition, Mr. Smookler’s incentive stock option to purchase 80,000 shares of common stock vests immediately.

On April 4, 2003, we entered into an agreement with Daniel Rumsey, our Chief Restructuring Officer. In the event Mr. Rumsey’s employment is involuntarily terminated, we will be obligated to pay him severance equal to the greater of his base salary on the date of the agreement or his base salary on the date of his involuntary termination. We will be obligated to pay this amount in a series of successive bi-weekly installments over the 12-month period following the date of his involuntary termination. In addition, each unvested option previously granted to Mr. Rumsey will continue to vest and remain exercisable, together with all other vested and unexercised options, in accordance with their terms and conditions for a period of one year following the date of his involuntary termination. For purposes of Mr. Rumsey’s agreement, an involuntary termination will be deemed to have occurred in the event of his involuntarily discharge or dismissal or his voluntary resignation following (a) a change in the level of management to which he reports, (b) a decrease or material change in his responsibilities, or (c) a reduction in his base salary. Mr. Rumsey’s annual salary was increased to $240,000, effective March 10, 2005. In an effort to reduce costs, Mr. Rumsey’s annual salary will be reduced to $190,000, effective July 22, 2005. In the event that Mr. Rumsey’s employment is involuntarily terminated or in the event of a change in control of the Company, the difference between Mr. Rumsey’s current salary and his salary prior to July 22, 2005, will be paid to Mr. Rumsey.

On October 20, 2003, we entered into an agreement with Dr. Carlos Belfiore, our Vice President of Engineering and Chief Technical Officer. Under the terms of the agreement, Dr. Belfiore is paid a base salary of $138,000 per year. Dr. Belfiore was also paid a cash bonus equal to 30% of his base salary on January 15, 2005. The agreement also provided for the grant of an option to purchase 91,666 shares of our common stock, but this amount was reduced to 80,000 shares due to limitations in our 1995 Stock Option/Stock Issuance Plan, and we granted Dr. Belfiore a warrant to purchase 11,666 shares of common stock in order to make up the difference. In the event Dr. Belfiore’s employment is terminated at any time without cause, we will be obligated to pay Dr. Belfiore his base salary for six months following his termination, and all options previously granted to Dr. Belfiore will continue to vest in accordance with their terms and conditions for a period of two years following the date of his termination. Following a change in control of the Company, we will be obligated to pay Dr. Belfiore his base salary for a period of one year and his options will become fully vested and immediately exercisable. For purposes of Dr. Belfiore’s agreement, a change in control will be deemed to occur upon: (a) a merger or consolidation in which we are not the surviving entity; (b) the sale, transfer or other disposition of all or substantially all of our assets in complete liquidation or dissolution of the Company; (c) a reverse merger in which we are the surviving entity but in which securities representing 50% or more of the total combined voting power of our outstanding securities are transferred to persons other than the persons who held those securities immediately prior to such merger; and (d) the acquisition, directly or indirectly by any person or related group of persons of more than 30% of our outstanding voting securities pursuant to a tender or exchange offer made directly to our stockholders.

On November 3, 2004, we entered into retention agreements with two of our senior executives, Don Meiners, our current President and former Vice President of Operations, and Randall L. Carl, our former Vice President of Sales and Marketing - Licensed Products. In addition, we entered into an agreement with Jim Bletas, our Executive Vice President - Sales and Marketing, on March 21, 2005. Under the terms of these agreements, in the event that Mr. Meiners, Mr. Carl or Mr. Bletas is terminated without cause, we will be obligated to pay his base salary for a period of six months, and all options previously granted to him will continue to vest in accordance with their terms for a period of two years following the date of his termination. Mr. Carl’s employment with the Company was terminated on March 17, 2005.

In the event that Mr. Meiners or Mr. Bletas is terminated within 12 months of a change in control, we will be obligated to pay his salary for a period of one year following his termination and all options previously granted to him will automatically become fully vested and immediately exercisable. For purposes of each of Messrs. Meiners’ and Bletas’ agreements, a change in control will be deemed to have occurred upon: (a) a merger or consolidation in which we are not the surviving entity; (b) the sale, transfer or other disposition of all or substantially all of our assets in complete liquidation or dissolution of the Company; (c) any reverse merger in which we are the surviving entity but in which securities representing 50% or more of the total combined voting power of our outstanding securities are transferred to a person(s) other than the person(s) who held those securities immediately prior to such merger; and (d) the acquisition, directly or indirectly by a person or related group of persons of beneficial ownership of more than 30% of our outstanding voting securities pursuant to a tender or exchange offer made directly to our stockholders. Messrs. Meiners and Bletas are each entitled to receive the severance benefits described above if, at any time within 12 months following a change in control: (i) his level of responsibility at the Company is materially reduced; (ii) his place of employment is moved to a location that is more than 50 miles from his place of employment immediately prior to the change in control; or (c) his salary or bonus plan is reduced without his prior written consent. Each of Messrs. Meiners’ and Bletas’ annual salary is $150,000.

Certain Relationships and Related Transactions

Debenture Financing Transaction

Pursuant to a Note and Warrant Purchase Agreement, dated November 3, 2004, a single accredited investor agreed to purchase debentures issued by the Company in the aggregate principal amount of up to $5,000,000. In addition, we agreed to issue to this investor warrants to purchase up to 800,000 shares of our common stock. The warrants have an initial exercise price of $1.50 and a term of five years. The purchase agreement provided that the debentures and warrants would be issued in multiple closings. The first closing took place on November 26, 2004, at which time we issued a debenture in the amount of $3,300,000 and a warrant to purchase 580,000 shares of our common stock. The second and third closings took place on March 21 and March 31, 2005, respectively, at which time we issued debentures in the amounts of $250,000 and $600,000 and warrants to purchase 40,000 shares and 96,000 shares of our common stock, respectively.

In connection with the Note and Warrant Purchase Agreement, we also entered into a Registration Rights Agreement, which obligated us to register the 6,000,000 shares of common stock that may be used to pay the amounts due under the debentures and the 800,000 shares of common stock issuable upon exercise of the warrants.

Exchange Agreement

On May 31, 2005, we entered into an Exchange Agreement with the holders of all of our outstanding shares of Series D Preferred Stock. Pursuant to this Agreement, the holders of our Series D Preferred Stock agreed to exchange all of their shares of Series D Preferred Stock for 1,000 shares of our Series G Preferred Stock and warrants to purchase up to 1,000,000 shares of our common stock at an exercise price of $0.001 per share.

Other Agreements

See the section entitled “Employment Contracts, Termination of Employment Arrangements and Change of Control Agreements” above.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

This report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing (whether previously or hereafter filed) under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

The Compensation Committee of the Board of Directors is responsible for establishing the base salary and incentive cash bonus programs for our executive officers. The Committee also has the exclusive responsibility for the administration of our 2004 Equity Incentive Plan, under which grants may be made to executive officers and other key employees of the Company.

The Compensation Committee is comprised of one non-employee director, who has no interlocking or other type of relationship that would call into question his independence as a committee member. The sole member of the Company’s Compensation Committee is Mr. Frederick Fromm. On issues related to executive compensation, the Compensation Committee consults with the Chief Executive Officer. The following report of the Compensation Committee describes the Company’s compensation policies during the fiscal year ended December 31, 2004 as they affected the Company’s Chief Executive Officer and other executive officers.

The Committee’s objective in determining executive compensation is to provide our executive officers and other key employees with competitive compensation opportunities based upon their contribution to the financial success of the Company, the market levels of compensation in effect at companies with which the Company competes for executive talent, the personal performance of such individuals and, most importantly in 2004, the financial resources of the Company. The Committee may, however, in its discretion, apply different factors in setting executive compensation for future fiscal years.

The compensation package for each executive officer is comprised of cash compensation and long-term equity incentive awards. Cash compensation consists of base salary and annual performance awards.

CASH COMPENSATION

A key objective of our current executive compensation program is to position its key executives to earn cash compensation reflective of peer groups in the current industry climate. During 2004, the Committee increased the base salaries of certain of its key executive officers to more closely align their salary with their peers, in order to ensure retention of such executives. As a percentage, the base salaries paid to the Company’s executive officers in 2004 were less than the 30% reduction in base salaries taken in 2002, when each executive officer’s salary was reduced along with all exempt employees of the Company. These reductions were necessary in order for the Company to retain cash and consummate the restructuring of the Company, which was completed in the first quarter of 2004. As a result of the Company’s failure to achieve its cash and other objectives in 2004, no performance awards were paid to executive officers in 2004 - other than to the Company’s former sales executive, Randall L. Carl, who was paid sales performance awards totaling $15,048 in 2004.

LONG-TERM INCENTIVE AWARDS

Equity incentives are provided primarily through stock option grants under the 2004 Plan. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the individual to acquire shares of our Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). The shares subject to each option generally vest in installments over a two-to-four-year period, contingent upon the executive officer’s continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if the executive officer remains employed by the Company during the applicable vesting period, and then only if the market price of the underlying shares appreciates over the option term.

The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the officer’s current position with the Company, the base salary associated with that position, the individual’s potential for increased responsibility and promotion over the option term, the individual’s personal performance in recent periods, and other factors determined important by the Committee. The Committee also takes into account the recommendations of the Chief Executive Officer of the Company, in determining the recipients and size of each grant.

No stock option or other grants were issued to the Company’s continuing executive officers in 2004, in light of the grant to the executive officers in 2003. Stock options were, however, granted to Elsbeth Kahn, the Company’s former Vice President, Sales and Marketing. Ms. Kahn was granted an option to purchase 60,000 shares upon joining the Company in April 2004.

CHIEF EXECUTIVE OFFICER’S COMPENSATION

Mr. Samuel Smookler joined the Company as President and Chief Executive Officer on September 1, 2003. Mr. Smookler resigned from the Company on March 10, 2005. In setting Mr. Smookler’s compensation, including his bonus for 2003-2004, the Compensation Committee considered Mr. Smookler’s industry experience, the scope of his responsibilities, the Board’s confidence in Mr. Smookler to lead the Company beyond the restructuring and to return the Company to profitability, and the recommendation of the Chairman and then interim Chief Executive Officer. Mr. Smookler’s compensation in 2003 reflected amounts paid to Mr. Smookler designed to replace the income Mr. Smookler lost from his former employer to join the Company. This payment was required to successfully recruit Mr. Smookler to the Company. In determining Mr. Smookler’s stock option grant, the Committee considered the percentage ownership interest typically offered chief executive officers of similarly situated companies, the anticipated impact of the restructuring on the issued and outstanding capital of the Company, and the relative number of options granted to other executive officers of the Company.

Mr. Smookler’s base compensation was not changed in 2004. In the Committee’s view, the total compensation package provided to Mr. Smookler for the 2004 fiscal year is appropriate in the markets the industry served, in light of P-Com’s current performance.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1.0 million paid to certain of the corporation’s executive officers. The limitation applies only to compensation that is not considered to be performance-based. The non-performance based compensation to be paid to our executive officers for the 2004 fiscal year did not exceed the $1.0 million limit per officer, nor is it expected that the non-performance based compensation to be paid to our executive officers for fiscal 2005 will exceed that limit. Options granted under our 1995 and 2004 Plan are structured so that any compensation deemed paid to an executive officer in connection with the exercise of those options will qualify as performance-based compensation that will not be subject to the $1.0 million limitation. Because it is very unlikely that the cash compensation payable to any of our executive officers in the foreseeable future will approach the $1.0 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to our executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1.0 million level.

It is the opinion of the Compensation Committee that the executive compensation policies and programs in effect for our executive officers provide an appropriate level of total remuneration which properly aligns our performance and the interests of our stockholders with competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

Frederick Fromm
Member, Compensation Committee

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of our Board of Directors currently consists solely of Frederick R. Fromm. During 2004, John Hawkins, a former director of the Company, was also a member of the Compensation Committee until his resignation from the Board of Directors on November 23, 2004. Neither Mr. Fromm nor Mr. Hawkins has, at any time, been an officer or employee of the Company or any of our subsidiaries, and neither Mr. Fromm nor Mr. Hawkins has, at any time during the past fiscal year, had any relationship with the Company that requires disclosure pursuant to Item 404 of Regulation S-K under the Securities Exchange Act of 1934. None of our executive officers currently serves, or at any time during the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Stock Performance Graph

The graph depicted below shows a comparison of cumulative total stockholder returns for the Company, the Standard & Poor’s 500 Index and the Standard & Poor’s Communications Equipment Manufacturers Index.

This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing (whether previously or hereafter filed) under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules of the Securities and Exchange Commission (“SEC”) require our directors, executive officers and persons who own more than 10% of our common stock to file reports of their ownership and changes in their ownership of our common stock with the SEC and to furnish to us copies of those filed reports. The SEC has established specific due dates for these reports and requires us to report in this Proxy Statement any failure by these persons to file or failure to file on a timely basis.

To our knowledge, based solely on a review of the copies of the reports furnished to us and written representations that no other reports were required, we believe that, during our 2004 fiscal year, our directors, executive officers and persons who own more than 10% of our common stock complied with all Section 16(a) filing requirements, with the exception of Brian Josling (a former director), who did not file a Form 4 on a timely basis, and Elsbeth Kahn, who did not file a Form 3 on a timely basis.

Report of the Audit Committee

This report of the Audit Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing (whether previously or hereafter filed) under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

The Company’s management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent auditors, Aidman, Piser & Company, are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2004, included in the Company’s Annual Report on Form 10-K for that year.

        The Audit Committee has reviewed and discussed these audited financial statements with the Company’s management. The Audit Committee has also discussed with the Company’s independent auditors, Aidman, Piser & Company, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. Further, the Audit Committee has received the written disclosures and the letter from Aidman, Piser & Company required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Aidman, Piser & Company the independence of Aidman, Piser & Company from the Company.

        Based on these reviews and discussions, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission. The Audit Committee has recommended the selection of Aidman, Piser & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

Submitted by the Audit Committee of the Board of Directors,

R. Craig Roos Frederick R. Fromm

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

On August 7, 2003, PricewaterhouseCoopers LLP, (“PricewaterhouseCoopers”), was dismissed as our independent registered public accounting firm. On August 7, 2003, our Audit Committee approved Aidman, Piser & Company (“Aidman Piser”) as our new independent registered public accounting firm.

The reports of PricewaterhouseCoopers on our financial statements for the preceding two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. However, the reports of PricewaterhouseCoopers contained an explanatory paragraph indicating that there was substantial doubt about our ability to continue as a going concern.

In connection with the audits for the two most recent fiscal years in the period ended December 31, 2002 and through August 7, 2003, there were no disagreements with PricewaterhouseCoopers, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers would have caused them to make reference in their audit report.

The Board of Directors, upon the recommendation of the Audit Committee, has selected Aidman Piser to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2005. A representative of Aidman Piser is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Other than the provision of services by Aidman Piser to us in connection with audit and tax engagements, neither Aidman Piser nor any of its affiliates has any relationship with us or any of our affiliates, except in its capacity as our independent registered public accounting firm.

Required Approvals

The approval of this proposal to ratify the appointment of Aidman Piser as our independent registered public accounting firm will require the affirmative vote of a majority of the shares of our common stock outstanding as of the record date and the shares of our common stock issuable upon conversion of our Series C Preferred Stock and Series E Preferred Stock as of the record date (voting together as a single class), present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. Abstentions will be included in the number of votes cast on this proposal and, accordingly, will have the same effect as a vote against this proposal. However, broker non-votes with respect to this proposal will not be included in the number of shares entitled to vote on this proposal and, accordingly, will have the effect of reducing the number of affirmative votes required to approve the proposal.

Our stockholders are not required to ratify the appointment of Aidman Piser as our independent registered public accounting firm. However, we are submitting the appointment of Aidman Piser to the stockholders for ratification as a matter of good corporate practice. If our stockholders do not ratify the appointment, our Board of Directors and the Audit Committee will reconsider whether or not to retain Aidman Piser. Even if the appointment is ratified, our Board of Directors and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in our best interests.

Recommendation of the Board of Directors

The Board of Directors recommends that our stockholders vote FOR the ratification of the appointment of Aidman Piser to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

Principal Fees and Services of the Independent Registered Public Accounting Firm

We were billed the following fees for the services of Aidman Piser during fiscal years 2004 and 2003:

	2004	2003
Audit Fees	$133,210	$30,000
Audit-Related Fees	36,840	43,000
Tax Fees	—	—
All Other Fees	—	—

The audit-related fees for the year ended December 31, 2003 were principally for:

•	assisting our management in responding to the Securities and Exchange Commission’s (“SEC”) comments to certain reports that we filed with the SEC pursuant to the Securities Exchange Act of 1934;

•	audits undertaken in connection with our acquisition of SPEEDCOM Wireless Corporation; and

•	audit-related services rendered in connection with our restructuring activities and filing of registration statements with the SEC.

The audit-related fees for the year ended December 31, 2004 were principally related to post-report review procedures to update reports and issue consents in connection with our filing of Registration Statements.

Audit Committee Pre-Approval Policies

The Audit Committee has adopted an Audit Committee Charter, which sets forth the policies and procedures pursuant to which services to be performed by Aidman Piser are to be pre-approved. Under the Audit Committee Charter, proposed services either may be pre-approved by agreeing to a framework with descriptions of allowable services with the Audit Committee (“general pre-approval”), or require the specific pre-approval of the Audit Committee.

Unless a type of service has received general pre-approval, it requires specific pre-approval by the Audit Committee if it is to be provided by Aidman Piser.

The Audit Committee will annually review and pre-approve the services that may be provided by Aidman Piser that are subject to general pre-approval. Under the Audit Committee Charter, the Audit Committee may delegate authority to one or more designated members of the Audit Committee to pre-approve audit and permissible non-audit services. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next meeting.

PROPOSAL 3
AMENDMENT TO CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

General

The Board of Directors has adopted resolutions approving, declaring advisable and recommending that our stockholders approve an amendment to our certificate of incorporation to increase the number of authorized shares of common stock from 35,000,000 shares to 250,000,000 shares. This amendment will not change the total number of authorized shares of our preferred stock, which is currently 2,000,000 shares. If approved, the increase in the number of authorized shares of our common stock will become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware. We currently plan to file the certificate of amendment as soon as reasonably practicable after receiving approval of the amendment from our stockholders. However, the Board of Directors has reserved the right to abandon the proposed amendment if, at any time before the filing of the certificate of amendment, it determines that the increase in the number of authorized shares of common stock is no longer in our best interests.

If this proposal is approved, the first paragraph of Article IV of our certificate of incorporation will be amended to reflect an increase of 215,000,000 shares in the number of authorized shares of common stock. The proposed amendment to the first paragraph of Article IV of our certificate of incorporation is set forth in its entirety in Appendix A to this Proxy Statement.

Purpose of and Rationale for the Proposed Amendment

We are currently authorized to issue a total of 35,000,000 shares of common stock. Of this amount, 11,827,426 million shares of common stock are currently outstanding. In addition we are required to reserve approximately _____ million shares of common stock for issuance upon conversion or exercise of our outstanding convertible securities. We have also reserved approximately 3,500,000 million shares for issuance under our 2004 Equity Incentive Plan. As a result, we currently have little or no ability to issue additional shares of our common stock. The objective of the proposed increase in the number of authorized shares of common stock is to permit the issuance of additional shares of our common stock in connection with the proposed recapitalization discussed below (Proposal 4) and to ensure that we have a sufficient number of shares of common stock authorized and available for future issuances and other corporate purposes.

In addition to the foregoing reasons, our Board of Directors believes that the number of shares of our common stock available for issuance should be increased in order to provide the Company with the flexibility to issue shares in connection with future financings, strategic acquisitions, debt restructurings or resolutions, equity compensation and incentives to employees and officers, forward stock splits and other corporate purposes that may occur in the future without the delay and expense associated with obtaining special stockholder approval each time an opportunity requiring the issuance of shares of common stock arises. Such a delay might deny us the flexibility that the Board of Directors views as important in facilitating the effective use of our securities.

We also constantly evaluate potential transactions with third parties that may involve the issuance of our common stock, such as financing transactions, debt restructuring transactions and business combination transactions. We plan to continue initiating discussions with third parties regarding potential investments, the restructuring or other resolution of our outstanding debts, asset purchases, acquisitions and other transactions. The Board of Directors, therefore, believes that it is prudent to increase the number of authorized shares of common stock from 35,000,000 to 250,000,000 in order to have a sufficient number of shares of common stock to meet our business needs, which may include raising additional capital, converting outstanding debt into shares of common stock, issuing common stock in connection with potential acquisitions and permitting the conversion or exercise of our outstanding convertible securities.

Effect of Proposed Amendment

The increase in the authorized shares of our common stock will not have an immediate effect on the rights of existing stockholders.

If the proposal to increase the number of authorized shares of our common stock is not approved, we will not have the flexibility to issue additional shares in connection with the various corporate purposes described above, including, among others, the proposed recapitalization (Proposal 4).

Current holders of common stock do not have preemptive or similar rights, which means that they do not have a right to purchase a proportionate share of any new issuances of our common stock in order to maintain their proportionate ownership interests in the Company. Therefore, the issuance of any additional shares of common stock will have a dilutive effect on earnings per share and on the equity and voting power of our existing common stock holders. It may also adversely affect the market price of our common stock. However, in the event additional shares are issued in transactions that position the Company to take advantage of favorable business opportunities or provide additional working capital needed to pursue and/or expand our business plan, the market price may increase. This proposed amendment to our certificate of incorporation will not otherwise alter or modify the rights, preferences, privileges or restrictions of the common stock.

Anti-Takeover Effects

Although this proposed amendment to our certificate of incorporation is not motivated by anti-takeover concerns and is not considered by the Board of Directors to be an anti-takeover measure, the availability of additional authorized shares of common stock could enable the Board of Directors to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of the Company more difficult or time-consuming. For example, shares of common stock could be issued to purchasers who might side with management in opposing a takeover bid that the Board of Directors determines is not in our best interests, thus diluting the ownership and voting rights of the person seeking to obtain control of the Company. In certain circumstances, the issuance of common stock without further action by the stockholders may have the effect of delaying or preventing a change in control of the Company, may discourage bids for our common stock at a premium over the prevailing market price and may adversely affect the market price of our common stock. As a result, increasing the authorized number of shares of our common stock could render more difficult and less likely a hostile takeover, tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. We are not aware of any proposed attempt to take over the Company or of any present attempt to acquire a large block of our common stock.

Required Approvals

The affirmative vote of (i) a majority of the shares of our common stock outstanding as of the record date, voting as a separate class, and (ii) a majority of the shares of our common stock outstanding as of the record date and the shares of our common stock issuable upon conversion of our Series C Preferred Stock and Series E Preferred Stock as of the record date, voting together as a single class, will be required to approve this proposal. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Recommendation of the Board of Directors

The Board of Directors has approved and declared the advisability of the proposed amendment and recommends that our stockholders vote FOR the proposal to amend our certificate of incorporation to increase the number of authorized shares of common stock from 35,000,000 shares to 250,000,000 shares.

PROPOSAL 4
AMENDMENT TO CERTIFICATE OF INCORPORATION
TO EFFECT A RECAPITALIZATION

General

The Board of Directors has adopted resolutions approving, declaring advisable and recommending that our stockholders approve an amendment to our certificate of incorporation to effect a recapitalization whereby each outstanding share of our Series C Preferred Stock will be automatically converted into a specified number of shares of our Series G Preferred Stock and common stock, as further described below. This recapitalization will not affect the total number of authorized shares of our preferred stock, which will remain unchanged at 2,000,000 shares. If approved, the recapitalization will be effected upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware. We currently plan to file the certificate of amendment as soon as reasonably practicable after receiving approval of the recapitalization from our stockholders. However, the Board of Directors has reserved the right to abandon the proposed recapitalization if, at any time before the filing of the certificate of amendment, it determines that the proposed recapitalization is no longer in our best interests.

If the recapitalization is approved, the first paragraph of Article IV of our certificate of incorporation will be amended and restated in its entirety to read as set forth in Appendix A to this Proxy Statement.

A representative of Aidman, Piser & Company, our independent registered public accounting firm, is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Background and Purpose of the Proposed Recapitalization

Since early 2000, we have experienced reduced revenues, incurred substantial operating losses from continuing operations and used substantial cash in our operations. The decline in our business was principally the result of a prolonged downturn in the telecommunications industry that we believe was related to reduced capital spending by large carriers and network integrators of telecommunications systems and substantial competition from other telecommunications product suppliers. In addition, we experienced reduced demand for many of our product lines as new products were introduced by our competitors at lower average selling prices.

In an effort to return the Company to profitability, we substantially restructured our operations and capital structure in order to reduce the amount of cash used in our operations and reduce the total amount of our debt and raised additional working capital. As part of this restructuring process:

•
in August 2003, we converted all of our outstanding 7% Convertible Subordinated Notes due 2005, in the aggregate principal amount of approximately $21 million, into approximately 1,000,000 shares of our Series B Preferred Stock, with a stated value of $21.138 per share;

•
in October and December 2003, we raised approximately $17.4 million dollars in gross proceeds through the issuance and sale of approximately 9,942 shares of our Series C Preferred Stock, with a stated value of $1,750 per share; and

•
in December 2003, we issued 2,000 shares of our Series D Preferred Stock, with a stated value of $1,000 per share, in consideration for the extinguishment of our obligations under three promissory notes in the aggregate principal amount of $2,000,000.

As a result, we were able to substantially reduce the total amount of our debt and raise sufficient working capital to continue our operations. In 2004, we continued to restructure our operations in order to reduce spending, reduce our debt and secure additional sources of financing. Unfortunately, our previous restructuring efforts were inadequate to return the Company to profitability. As a result, our Board of Directors recently approved a new restructuring plan designed to focus our business on our higher margin products, further curtail spending, substantially reduce our liabilities and operating and other costs, and simplify our capital structure, as described below. As part of this plan, we are proposing to restructure our capitalization by converting each outstanding share of our Series C Preferred Stock into shares of our Series G Preferred Stock and common stock.

Simplification of Capital Structure and Improvement of Balance Sheet

Our primary objective in proposing this recapitalization is to simplify our existing capital structure. Each of our Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock have different stated values, conversion rights, dividend rights and liquidation preferences, and accounting for these differing rights consumes a significant portion of our management’s time and resources. If the recapitalization is approved, we anticipate that all of our Series B Preferred Stock and Series C Preferred Stock will cease to exist, leaving only our Series E Preferred Stock and Series G Preferred Stock outstanding, as described below.

In June 2005, the holders of our Series D Preferred Stock voluntarily exchanged all of their shares of Series D Preferred Stock for 1,000 shares of our Series G Preferred Stock and warrants to purchase up to 1,000,000 shares of our common stock. As a result, no shares of our Series D Preferred Stock remain outstanding at this time. In the proposed recapitalization, all outstanding shares of our Series C Preferred Stock will be automatically converted into shares of our Series G Preferred Stock and common stock, thereby eliminating all outstanding shares of Series C Preferred Stock. In addition, the holders of our Series B Preferred Stock have agreed to convert all of their shares into common stock as soon as reasonably practicable. However, no holder of Series B Preferred Stock is required to convert its shares into common stock if the conversion would cause the holder or any of its affiliates, individually or in the aggregate, to beneficially own more than 9.999% of our outstanding common stock. We anticipate that the increase in the number of outstanding shares of our common stock resulting from the recapitalization will enable the holders of our Series B Preferred Stock to convert all of their shares into common stock, thereby eliminating all outstanding shares of Series B Preferred Stock.

In November 2004 and March 2005, we raised a total of $4,150,000 in gross proceeds through the issuance and sale of unsecured promissory notes in the aggregate principal amount of $4,150,000 and warrants to purchase 716,000 shares of our common stock to a single investor. Payments of principal and interest under these promissory notes are due at the end of each calendar quarter, beginning with March 31, 2005. In June 2005, we issued approximately 40 shares of our Series F Preferred Stock to the holder of these promissory notes as payment of the principal and interest due on March 31, 2005. We have the right to convert all outstanding shares of our Series F Preferred Stock into shares of our common stock, but only if the conversion would not cause the holder to beneficially own more than 9.99% of our outstanding common stock. We anticipate that the increase in the number of outstanding shares of our common stock resulting from the recapitalization will enable us to convert all of our Series F Preferred Stock into shares of our common stock, thereby eliminating all outstanding shares of Series F Preferred Stock.

As a result of the restructuring, all of our shares of preferred stock, which previously were classified as mezzanine securities (a form of debt) on our balance sheet, will be treated as stockholders’ equity.

Reduction in Dividend Liabilities

In addition to simplifying our capital structure, the recapitalization would also reduce our obligation to pay dividends to the holders of our capital stock. The holders of our Series C Preferred Stock are currently entitled to receive dividends at the rate of 6% per annum, and this rate will increase to 8% per annum in the fourth quarter of 2005. As of the record date, the holders of our Series C Preferred Stock were entitled to receive approximately $_____ in accrued and unpaid dividends, in the aggregate, or $_____ per share of Series C Preferred Stock. The dividends on our Series C Preferred Stock are cumulative and payable semi-annually, either in cash or shares of our common stock, resulting in significant dilution for the holders of our common stock.

In the event of our liquidation or any merger, consolidation, sale of assets or other transaction that is treated as a liquidation for purposes of the Series C Preferred Stock, we are required to pay the holders of our Series C Preferred Stock the stated value of their shares plus all accrued and unpaid dividends prior to any amounts being paid to the holders of our common stock. The continuous accretion of dividends on our Series C Preferred Stock and the resulting increase in the liquidation preference of those shares significantly impairs our ability to obtain additional equity financing on favorable terms as well as our ability to increase stockholder value.

If the recapitalization is approved, all of our outstanding shares of Series C Preferred Stock will be converted into shares of our Series G Preferred Stock and common stock. Our Series G Preferred Stock is entitled only to share pro-rata, on an as-converted basis, in any dividends and other distributions that may be declared by the Board of Directors with respect to our common stock. Our Board of Directors is not obligated to declare any dividends with respect to our common stock, and unlike the holders of our Series C Preferred Stock, the holders of our Series G Preferred Stock will not be entitled to receive any specified dividends, whether cumulative or non-cumulative.

Effect of the Proposed Recapitalization

If the proposed recapitalization is approved, each outstanding share of our Series C Preferred Stock, with a stated value of $1,750 per share, will be automatically converted into:

•	seven-eighths (7/8ths) of a share of our Series G Preferred Stock, with a stated value of $1,000 per share; and

•	1,750 shares of our common stock.

In addition, if the recapitalization is approved, we will also issue one-half (1/2) of a share of our Series G Preferred Stock and 2,000 shares of our common stock for every $1,000 of accrued and unpaid dividends on our Series C Preferred Stock.

Immediately following the recapitalization, no shares of Series C Preferred Stock will remain outstanding. Each share of Series C Preferred Stock that was outstanding immediately prior to the recapitalization will, immediately after the recapitalization, represent the appropriate number of shares (or fractions of a share) of our Series G Preferred Stock and common stock into which that share of Series C Preferred Stock, including all accrued and unpaid dividends thereon, was automatically converted.

The total number of authorized shares of our common stock and preferred stock will not be affected by the recapitalization (although the number of authorized shares of our common stock will be increased if our stockholders approve Proposal 3 discussed above).

The following table provides a pro-forma comparison of our capitalization, as it existed on the record date and as it would exist immediately after the recapitalization.

	As of the Record Date	Following the Recapitalization
Total shares of common stock outstanding	11,827,426	[_____]
Total shares of common stock reserved for issuance upon conversion or exercise of convertible securities (including preferred stock)	[_____]*	[_____]*
Total shares of preferred stock outstanding	116,388*	17,183*
Series A Preferred Stock	0	0
Series B Preferred Stock	108,406*	0(1)
Series C Preferred Stock	6,066*	0
Series D Preferred Stock	0	0
Series E Preferred Stock	875	875
Series F Preferred Stock	41	0(2)
Series G Preferred Stock	1,000	6,308*

*	This number has been rounded up or down to the nearest whole number.
(1)	The holders of our Series B Preferred Stock have agreed to convert all of their shares into common stock as soon as reasonably practicable. However, no holder of Series B Preferred Stock is required to convert its shares into common stock if the conversion would cause the holder or any of its affiliates, individually or in the aggregate, to beneficially own more than 9.999% of our outstanding common stock. We anticipate that the increase in the number of outstanding shares of our common stock resulting from the recapitalization will enable the holders of our Series B Preferred Stock to convert all of their shares into common stock.
(2)	We have the right to convert our Series F Preferred Stock into shares of our common stock at any time, but only if the conversion would not cause the holder of our Series F Preferred Stock to beneficially own more than 9.99% of our outstanding common stock. We anticipate that the increase in the number of outstanding shares of our common stock resulting from the recapitalization will enable us to convert all of our outstanding Series F Preferred Stock into shares of our common stock.

Comparison of Series C Preferred Stock with Series G Preferred Stock

The relative rights, preferences and privileges of our Series C Preferred Stock and Series G Preferred Stock are set forth in the respective Certificates of Designation, which were filed with the Delaware Secretary of State on September 24, 2003 and June 6, 2005, respectively, and copies of which are attached to this Proxy Statement as Appendix B and Appendix C, respectively. A summary of the relative rights, preferences and privileges of all of our capital stock is also included in this Proxy Statement under the heading “Description of Our Capital Stock.”

The following table summarizes and compares some of the more significant aspects of our Series C Preferred Stock and Series G Preferred Stock. The information presented in this table is intended only to highlight certain aspects of and differences between these two series of our preferred stock, and it is qualified in its entirety by the more detailed information appearing elsewhere in this Proxy Statement.

	Series C Preferred Stock	Series G Preferred Stock

Voting
Entitled to cast one vote for each share of common stock issuable upon conversion of Series C Preferred Stock, together with the holders of common stock, on all matters submitted to a vote of the stockholders.
No voting rights, except as required by the Delaware General Corporation Law.

Conversion
Each share is convertible into a number of shares of common stock equal to the stated value ($1,750 per share), plus any accrued and unpaid dividends, divided by the current conversion price of approximately $2.90.
Each share is convertible into a number of shares of common stock equal to the liquidation preference amount ($1,000 per share), divided by the conversion price of $0.50.

Dividends	Entitled to dividends at the rate of 6% per annum beginning on the first anniversary of the date of issuance and 8% per annum beginning on the second anniversary of the date of issuance.	Entitled to participate in all dividends declared on our common stock based on the number of shares of common stock issuable upon conversion of Series G Preferred Stock.

Liquidation Preference
Holders of Series C Preferred Stock are entitled to receive the stated value of their shares plus all accrued and unpaid dividends, pari passu, prior to any amounts being paid to the holders of our Series B Preferred Stock and common stock.
Holders of Series G Preferred Stock are entitled to receive $1,000 per share prior to any amounts being paid to the holders of our Series F Preferred Stock and Common Stock.

Mandatory Redemption	We are required to repurchase all outstanding shares of Series C Preferred Stock upon the occurrence of certain specified events.	None.

Protective Provisions	We are required to obtain the approval of the holders of a majority of the outstanding shares of Series C Preferred Stock prior to taking certain specified corporate actions.	We are required to obtain the approval of the holders of at least three-fourths (3/4ths) of the outstanding shares of Series G Preferred Stock prior to taking certain specified corporate actions.

Exchange Right	Holders of Series C Preferred Stock have the right to exchange their shares for any new equity securities issued by the Company.	None. See the section entitled “Right of Participation” below.

Balance Sheet Treatment	Treated as mezzanine securities (a form of debt) on our balance sheet.	Treated as stockholders’ equity on our balance sheet.

Restricted Securities

The shares of our Series G Preferred Stock and common stock issued in the recapitalization will be considered “restricted securities,” which means that those shares will be subject to substantial restrictions on transferability under federal securities laws. Generally, the shares of our Series G Preferred Stock and common stock received in the recapitalization by former holders of our Series C Preferred Stock may not be subsequently offered or sold unless the offer and sale has been registered with the Securities and Exchange Commission pursuant to an effective registration statement or an exemption from this registration requirement is available.

Within 90 days following the recapitalization, we will prepare and file a registration statement covering the offer and sale of the common stock issuable upon conversion of our Series G Preferred Stock and the common stock issued in the recapitalization by the holders of those securities.

Right of Participation

In the event that we issue additional equity securities (or any other securities that are convertible into our equity securities), the holders of our Series C Preferred Stock currently have the right to exchange their Series C Preferred Stock (and any common stock received upon conversion of the Series C Preferred Stock) for a portion of the additional equity securities with a purchase price equal to the stated value (plus all accrued and unpaid dividends) of the Series C Preferred Stock being exchanged. This exchange right is currently set forth in the Certificate of Designation of our Series C Preferred Stock, a copy of which is attached to this Proxy Statement as Appendix B.

The Certificate of Designation of our Series G Preferred Stock (a copy of which is attached to this Proxy Statement as Appendix C) does not provide the holders of our Series G Preferred Stock with any exchange rights or rights to otherwise participate in equity financings that we may conduct in the future, and we are not contractually obligated to provide any rights such as these to the holders of our Series G Preferred Stock. However, if the proposed recapitalization is approved and in the event that we offer or sell shares of our common stock (or any securities convertible into our common stock) within 12 months following the date of the 2005 Annual Meeting, we intend to offer the former holders of our Series C Preferred Stock the right to purchase, for cash, the newly issued securities on the same terms and conditions as the other purchasers of those securities, up to an amount equal to the aggregate stated value of the Series G Preferred Stock then held. However, this right to participate in future equity financings conducted by the Company will not be applicable to:

•	the issuance or sale of shares of our common stock (including options to purchase common stock) to our employees, officers, directors and consultants;

•	the issuance or sale of shares of our Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock;

•
the issuance or sale of shares of our common stock (or any other security convertible into shares of our common stock) in connection with mergers, acquisitions, strategic business partnerships and joint ventures; and

•	any issuance or sale of our securities as to which the holders of a majority of our outstanding Series G Preferred Stock have executed a written waiver of this participation right.

Exchange of Stock Certificates

We will appoint EquiServe Trust Company, N.A., 150 Royall Street, Canton, MA 02021, (781) 575-3120, to act as exchange agent for holders of our Series C Preferred Stock in connection with the recapitalization.

On or promptly after the effective date of the recapitalization, we will mail a letter of transmittal to the holders of our Series C Preferred Stock. Each such stockholder must then complete and sign the letter of transmittal and send it, together with all of its old stock certificate(s) representing shares of our Series C Preferred Stock, to the exchange agent. Upon receipt of these materials, the exchange agent will promptly deliver new stock certificates evidencing the appropriate number of shares of our Series G Preferred Stock and common stock. Holders of our Series C Preferred Stock will not receive new certificates for their post-recapitalization shares unless and until their old certificates are surrendered in this manner. In addition, holders of our Series C Preferred Stock should not forward their old certificates to the exchange agent until they receive the letter of transmittal, and they should only surrender their old certificates together with the letter of transmittal.

Holders of our Series C Preferred Stock will not have to pay any service charges in connection with the exchange of their certificates.

Required Approvals

The affirmative vote of (i) a majority of the shares of our Series C Preferred Stock outstanding as of the record date, voting as a separate class, and (ii) a majority of the shares of our common stock outstanding as of the record date and the shares of our common stock issuable upon conversion of our Series C Preferred Stock and Series E Preferred Stock as of the record date, voting together as a single class, will be required to approve this proposal. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Recommendation of the Board of Directors

The Board of Directors has approved and declared the advisability of the proposed amendment and recommends that our stockholders vote FOR the proposal to amend our certificate of incorporation to effect a recapitalization whereby each outstanding share of Series C Preferred Stock will be automatically converted into a specified number of shares of our Series G Preferred Stock and common stock.

PROPOSAL 5
AMENDMENT TO CERTIFICATE OF INCORPORATION
TO ELIMINATE CLASSIFIED BOARD OF DIRECTORS

General

The Board of Directors has adopted resolutions approving, declaring advisable and recommending that our stockholders approve an amendment to our certificate of incorporation to eliminate the provision that divides our Board of Directors into three classes. This amendment will not change the total number of directors that constitute our Board of Directors, which is currently five. If approved, the declassification of our Board of Directors will become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware. We currently plan to file the certificate of amendment as soon as reasonably practicable after receiving approval of the amendment from our stockholders. However, the Board of Directors has reserved the right to abandon the proposed amendment if, at any time before the filing of the certificate of amendment, it determines that declassification of the Board of Directors is no longer in our best interests.

If this proposal is approved, the first paragraph of Article VI of our certificate of incorporation will be amended to reflect the elimination of the provision that divides our Board of Directors into three classes. The proposed amendment to the first paragraph of Article VI of our certificate of incorporation is set forth in its entirety in Appendix A to this Proxy Statement.

Purpose of and Rationale for the Proposed Amendment

The purpose of the proposed declassification of our Board of Directors is to simplify our corporate governance structure and to increase the accountability of our directors to our stockholders. By making all of our directors stand for election each year and by making them subject to removal at any time, with or without cause (as discussed below), our Board of Directors believes that each director of the Company would be more accountable to our stockholders.

Our Board of Directors is currently divided into three classes, with the number of directors in each class being as nearly equal as possible. The directors in each class serve for a term of three years, and the terms of office for the three classes are staggered so that each year only one of the three classes of directors is elected. The benefits of maintaining a classified board structure include increased stability in board composition and greater continuity of experience because a majority of directors at any given time will have at least one year of experience with the Company. However, the Board of Directors has determined that the simplification of our corporate governance structure and the increased accountability of our directors to our stockholders that would result from declassifying our Board of Directors outweigh the benefits of maintaining the current classification scheme.

Effect of Proposed Amendment

The proposed declassification of our Board of Directors will not affect the election of directors at this year’s Annual Meeting. If this proposal is approved, all of our directors will be elected each year at our annual meeting of stockholders, beginning with our 2006 Annual Meeting, and the directors that are elected to office at each annual meeting will serve for a term of one year until the next succeeding annual meeting.

Delaware law generally provides that any director or the entire board of directors of a corporation may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors. However, if a corporation’s board of directors is divided into multiple classes, as ours currently is, Delaware law provides that the directors of such a corporation may be removed only for cause. Accordingly, our directors may be removed only for cause at the present time, but if the proposal to declassify our Board of Directors is approved, our directors will be subject to removal, with or without cause, at any time by the holders of a majority of our shares that are entitled to vote on the election of directors.

If the proposal to declassify our Board of Directors is not approved, the proposed amendment to our certificate of incorporation will not be made and we will continue to have a classified Board of Directors.

Anti-Takeover Effects

Maintaining a classified board has been viewed as an anti-takeover measure because it prevents a person (or a group of persons) who seeks to acquire control of the Company from being able to replace a majority of our directors in any single election. By eliminating the classification of our Board of Directors, we may become more vulnerable to unsolicited or hostile attempts by others to acquire control of our Board of Directors.

Required Approvals

The affirmative vote of a majority of the shares of our common stock outstanding as of the record date and the shares of our common stock issuable upon conversion of our Series C Preferred Stock and Series E Preferred Stock as of the record date, voting together as a single class, will be required to approve this proposal. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Recommendation of the Board of Directors

The Board of Directors has approved and declared the advisability of the proposed amendment and recommends that our stockholders vote FOR the proposal to amend our certificate of incorporation to eliminate the provision that divides our Board of Directors into three classes.

PROPOSAL 6
AMENDMENT TO CERTIFICATE OF INCORPORATION
TO CHANGE CORPORATE NAME

General

The Board of Directors has adopted resolutions approving, declaring advisable and recommending that our stockholders approve an amendment to our certificate of incorporation to change our corporate name from “P-Com, Inc.” to “Wave Wireless Corporation.” If approved, the change in our corporate name will become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware. We currently plan to file the certificate of amendment as soon as reasonably practicable after receiving approval of the amendment from our stockholders. However, the Board of Directors has reserved the right to abandon the proposed amendment if, at any time before the filing of the certificate of amendment, it determines that changing our corporate name is no longer in our best interests.

If this proposal is approved, Article I of our certificate of incorporation will be amended to reflect our new corporate name. The proposed amendment to Article I of our certificate of incorporation is set forth in its entirety in Appendix A to this Proxy Statement.

Purpose of and Rationale for the Proposed Amendment

The purpose of the proposed name change is to align our corporate name more closely with our principal products and services on a going-forward basis. In December 2003, we acquired Wave Wireless Networking, a division of SPEEDCOM Wireless Corporation. As part of this transaction, we acquired the SPEEDLAN family of license-exempt wireless networking products to supplement our existing lines of licensed and license-exempt wireless networking equipment. However, our licensed wireless networking products have proven to be unprofitable and, as part of our ongoing efforts to reduce our operating expenses and achieve profitability, our Board of Directors has decided to discontinue production of our licensed products. As a result, our core business will be increasingly focused primarily on the development, manufacturing and marketing of our profitable license-exempt products, which include the SPEEDLAN family of products that were acquired as part of our acquisition of Wave Wireless Networking.

Our Board of Directors believes that the proposed name change will be beneficial to the Company and our shareholders because our customers will associate the name “Wave Wireless Corporation” with our more successful lines of license-exempt products. In addition, the adoption of the name “Wave Wireless Corporation” is an important step in our strategy to focus on and expand our business of developing, manufacturing and marketing license-exempt wireless networking products.

Effect of Proposed Amendment

If approved by our stockholders, the change in our corporate name will not affect the validity of any of our existing stock certificates that bear the name “P-Com, Inc.” If the proposed name change is approved, stockholders with certificated shares may continue to hold their existing certificates and the number of shares represented by those certificates will remain unchanged. New stock certificates that are issued after the name change becomes effective will bear the name “Wave Wireless Corporation.”

Currently our common stock is quoted on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. under the symbol “PCMC.” If the proposed name change is approved, we will request a new ticker symbol based on our new corporate name. Under the rules of the OTC Bulletin Board, we cannot make any requests for a particular symbol and, as a result, we will not know what our new symbol will be until it has been assigned by the OTC Bulletin Board. A new CUSIP number will also be assigned to our common stock following the name change.

If the proposal to change our corporate name is not approved, the proposed amendment to our certificate of incorporation will not be made and our corporate name will remain unchanged.

Required Approvals

The affirmative vote of a majority of the shares of our common stock outstanding as of the record date and the shares of our common stock issuable upon conversion of our Series C Preferred Stock and Series E Preferred Stock as of the record date, voting together as a single class, will be required to approve this proposal. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Recommendation of the Board of Directors

The Board of Directors has approved and declared the advisability of the proposed amendment and recommends that our stockholders vote FOR the proposal to amend our certificate of incorporation to change our corporate name from “P-Com, Inc.” to “Wave Wireless Corporation.”

PROPOSAL 7
GRANTING MANAGEMENT THE DISCRETIONARY
AUTHORITY TO ADJOURN THE ANNUAL MEETING

General

If, at the Annual Meeting, the number of shares of our common stock, Series C Preferred Stock and Series E Preferred Stock voting in favor of any of the foregoing proposals is insufficient to approve that proposal under Delaware law, our management intends to move to adjourn the Annual Meeting in order to enable our Board of Directors to solicit additional proxies in favor of that proposal. In that event, we will ask our stockholders to vote only upon the adjournment proposal and any other proposals that have a sufficient number of shares voting in their favor, but not upon any proposal with an insufficient number of shares voting in its favor.

Purpose of and Rationale for the Proposal

In the adjournment proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board of Directors to vote in favor of granting management the discretionary authority to adjourn the Annual Meeting and any later adjournments of the Annual Meeting to a date or dates not later than August 31, 2005 in order to enable our Board of Directors to solicit additional proxies in favor of approving any proposal that initially lacks a sufficient number of shares voting in its favor.

Effect of the Proposal

If our stockholders approve this adjournment proposal, our management will be able to adjourn the Annual Meeting and any adjourned session of the Annual Meeting to a date or dates not later than August 31, 2005 and use the additional time to solicit additional proxies in favor of approving any proposal that initially lacks a sufficient number of shares voting in its favor, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal. Among other things, approval of this adjournment proposal could mean that, even if we have received proxies representing a sufficient number of votes to defeat a particular proposal, our management can adjourn the Annual Meeting without a vote on that proposal for up to 30 days and, during that period, seek to convince the holders of those shares to change their votes in favor of that particular proposal.

Required Approvals

Approval of this adjournment proposal will require the affirmative vote of a majority of the shares of our common stock outstanding as of the record date and the shares of our common stock issuable upon conversion of our Series C Preferred Stock and Series E Preferred Stock as of the record date (voting together as a single class), present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. Abstentions will be included in the number of votes cast on this proposal and, accordingly, will have the same effect as a vote against this proposal. However, broker non-votes with respect to this proposal will not be included in the number of shares entitled to vote on this proposal and, accordingly, will have the effect of reducing the number of affirmative votes required to approve the proposal.

Recommendation of the Board of Directors

The Board of Directors recommends that our stockholders vote FOR the proposal to grant our management the discretionary authority to adjourn the Annual Meeting to a date or dates not later than August 31, 2005.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information concerning the beneficial ownership of our common stock, Series C Preferred Stock and Series E Preferred Stock as of July 15, 2005 by each of the following:

•	each person known by us to be the beneficial owner of 5% of more of the outstanding shares of our common stock, Series C Preferred Stock and Series E Preferred Stock;

•	each of our directors and named executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power over securities. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of common stock, Series C Preferred Stock and Series E Preferred Stock shown as being beneficially owned by that stockholder. The percentage of beneficial ownership is based on 11,827,426 shares of common stock, approximately 6,066 shares of Series C Preferred Stock and 875.079 shares of Series E Preferred Stock outstanding as of  July 15, 2005. Shares of common stock subject to warrants and options that are currently exercisable or exercisable within 60 days of  July 15, 2005, are considered outstanding and beneficially owned by the stockholder who holds those warrants or options for the purpose of computing the percentage ownership of that stockholder but are not treated as outstanding for the purpose of computing the percentage ownership of any other stockholder. Unless otherwise indicated below, the address of each stockholder listed below is 1996 Lundy Avenue, San Jose, California 95131.

	COMMON STOCK			SERIES C CONVERTIBLE PREFERRED STOCK		SERIES E CONVERTIBLE PREFERRED STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER	SHARES ISSUABLE PURSUANT TO WARRANTS AND OPTIONS EXERCISABLE WITHIN 60 DAYS OF JULY 15, 2005	NUMBER OF SHARES BENEFICIALLY OWNED (INCLUDING THE NUMBER OF SHARES SHOWN IN THE FIRST COLUMN)	PERCENTAGE OF SHARES OUTSTANDING	NUMBER OF SHARES BENEFICIALLY OWNED (1)	PERCENTAGE OF SHARES OUTSTANDING	NUMBER OF SHARES BENEFICIALLY OWNED (2)	PERCENTAGE OF SHARES OUTSTANDING

North Sound Legacy Fund LLC
1209 Orange Street
Wilmington, DE 19801 (3)	1,621,028	1,621,028	12.1%	2,332	38.8%	—	—

North Sound Legacy
Institutional Fund LLC
1209 Orange Street
Wilmington, DE 19801 (3)	1,621,028	1,621,028	12.1%	2,332	38.8%	—	—

North Sound Legacy
International Fund Ltd.
Bison Court, Roadtown
Tortola, BVI
Wilmington, DE 19801 (3)	1,621,028	1,621,028	12.1%	2,332	38.8%	—	—

SDS Capital Group SPC, Ltd.
113 Church Street
PO Box 134GT
Grand Canyon, Cayman Islands	528,000	874,044	7.1%	266	4.4%	—	—

Agilent Financial
Services, Inc.
1 CIT Drive, MS4110A Livingston, NJ 07039	[ ]	[ ]	[ ]	[ ]	[ ]	555,799	63.5%

Able Electronics Corporation
31033 Huntwood Avenue Hayward, CA 94544	[ ]	[ ]	[ ]	[ ]	[ ]	319,280	36.5%

Frederick R. Fromm	9,351	16,275	*	9.32	*	—	—

R. Craig Roos	—	17,333	*	23.33	*	—	—

George P. Roberts	48,911	68,239	*	23.33	*	—	—

Daniel W. Rumsey	30,556	30,556	*	—	—	—	—

Richard Reiss	—	—	—	—	—	—	—

Don Meiners	32,498	32,570	*	—	—	—	—

Sam Smookler (4)	70,519	79,685	*	23.33	*	—	—

Carlos A. Belfiore	33,333	33,333	*	—	—	—	—

Randall L. Carl (5)	32,867	32,867	*	—	—	—	—

All current directors and
executive officers as a
group (7 persons)	154,649	198,306	1.7%	55.98	*	—	—

* Less than 1%.
(1) There are no outstanding warrants or options to purchase shares of Series C Convertible Preferred Stock.
(2) There are no outstanding warrants or options to purchase shares of Series E Convertible Preferred Stock.
(3) Includes shares beneficially owned by North Sound Legacy Fund LLC, North Sound Legacy Institutional Fund LLC, and North Sound International Fund Ltd.
(4) Mr. Smookler resigned as President, Chief Executive Officer and Director of the Company effective March 10, 2005.
(5) Mr. Carl’s employment with the Company was terminated effective March 18, 2005.

DESCRIPTION OF OUR CAPITAL STOCK

This section describes the material terms of our capital stock. This section also summarizes relevant provisions of the Delaware General Corporation Law, which is referred to in this Proxy Statement at times simply as Delaware law.

Authorized Capital Stock

We are currently authorized to issue a total of 37,000,000 shares of capital stock consisting of:

•	35,000,000 shares of common stock, par value $0.0001 per share; and

•	2,000,000 shares of preferred stock, par value $0.0001 per share.

If the proposal to amend our certificate of incorporation to increase the number of authorized shares of common stock (Proposal 3) is approved, we will be authorized to issue a total of 252,000,000 shares of capital stock consisting of:

•	250,000,000 shares of common stock, par value $0.0001 per share; and

•	2,000,000 shares of preferred stock, par value $0.0001 per share.

Common Stock

Holders of our common stock are entitled to one vote for each share held on all matters submitted to a vote of our stockholders. Holders of our common stock are entitled to receive dividends, ratably, if any, as may be declared by the Board of Directors out of legally available funds, subject to any preferential dividend rights of any outstanding preferred stock. If we liquidate, dissolve or wind up, the holders of our common stock are entitled to share ratably in all assets remaining after satisfaction of liabilities and the liquidation preference of any shares of preferred stock that are outstanding at that time. Holders of common stock have no preemptive rights and no right to convert their common stock onto any other securities. There are no redemption or sinking fund provisions applicable to our common stock. The rights, preferences and privileges of holders of our common stock are subject to, and may be adversely affected by, the rights of holders of shares of any series of preferred stock which the Board of Directors may designate and issue in the future without further stockholder approval. As of the record date, 11,827,426 shares of our common stock were issued and outstanding.

Preferred Stock

The Board of Directors is authorized to issue from time to time, without further stockholder approval, up to an aggregate of 2,000,000 shares of preferred stock in one or more series and to fix or alter the designations, preferences, rights and any qualifications, limitations or restrictions of the shares of each series, including the dividend rights, dividend rates, conversion rights, voting rights, term of redemption, including sinking fund provisions, redemption price or prices, liquidation preferences and the number of shares constituting any series or designations of any series. We may issue shares of our preferred stock in ways which may delay, defer or prevent a change in control of the Company without further action by our stockholders and may adversely affect the voting and other rights of the holders of our common stock. The issuance of our preferred stock with voting and conversion rights may adversely affect the voting power of the holders of our common stock, including the loss of voting control to others.

Series A Preferred Stock

We have designated 500,000 shares of our preferred stock as Series A Junior Participating Preferred Stock, which are issuable under certain circumstances under our stockholder rights plan, which is described in more detail below. No shares of Series A Junior Participating Preferred Stock are currently issued or outstanding.

Series B Preferred Stock

We have designated 1,000,000 shares of our preferred stock as Series B Convertible Preferred Stock, of which approximately 108,406 shares were issued and outstanding as of the record date. The holders of our Series B Preferred Stock are entitled to certain rights and preferences with respect to the holders of our common stock, including the following:

•	Voting. Except as required by the Delaware law, the holders of Series B Preferred Stock are not entitled to any voting rights.

•
Conversion. The Series B Preferred Stock has a stated value of $21.138 per share. Each share of Series B Preferred Stock is convertible into a number of shares of common stock equal to the stated value plus any accrued and unpaid dividends divided by an initial conversion price of $6.00. This conversion price is subject to adjustment for any stock splits, stock dividends or similar transactions. Pursuant to an agreement with us, the holders of our Series B Preferred Stock are obligated to convert their shares into shares of common stock as soon as reasonably practicable. However, no holder of Series B Preferred Stock will be required to convert its shares into shares of common stock if the conversion would cause the holder or any of its affiliates, individually or in the aggregate, to beneficially own more than 9.999% of our outstanding common stock.

•
Dividends. Holders of Series B Convertible Preferred Stock are entitled to receive dividends, if any, as may be declared by the Board of Directors out of legally available funds. Holders of Series B Preferred Stock are also entitled to share pro-rata, on an as-converted basis, in any dividends or other distributions that may be declared by the Board of Directors with respect to the common stock.

•
Liquidation. If we liquidate, dissolve or wind up, the holders of Series B Preferred Stock are entitled to receive the stated value of their shares plus all accrued and unpaid dividends prior to any amounts being paid to the holders of our common stock. In addition, the holders of Series B Preferred Stock are entitled to share ratably together with the holders of common stock in all remaining assets after the satisfaction of all other liquidation preferences.

•
Redemption. The holders of Series B Preferred Stock have the right to require us to purchase all of their shares of Series B Preferred Stock upon the occurrence of certain events, such as the following:

•	We fail to remove any restrictive legend from certificates representing shares of our common stock that are issued to holders who convert their shares of Series B Preferred Stock;

•	We make an assignment for the benefit of creditors, or apply for or consents to the appointment of a receiver or trustee;

•	Any bankruptcy, insolvency, reorganization or other proceeding for the relief of debtors is instituted by or against us and is not dismissed within 60 days;

•
We sell substantially all of our assets, merge or consolidate with any other entity or engage in a transaction that results in any person or entity acquiring more than 50% of our outstanding common stock on a fully diluted basis;

•	We fail to pay when due any payment with respect to any of our indebtedness in excess of $250,000;

•
We breach any agreement for monies owed or owing in an amount in excess of $250,000 and the breach permits the other party to declare a default or otherwise accelerate the amounts due under that agreement; and

•	We permit a default under any agreement to remain uncured and the default would or is likely to have a material adverse effect on our business, operations, properties or financial condition.

Series C Preferred Stock

We have designated 10,000 shares of our preferred stock as Series C Convertible Preferred Stock, of which approximately 6,066 shares were issued and outstanding as of the record date. The holders of Series C Preferred Stock are entitled to certain rights and preferences with respect to the holders of our common stock, including the following:

•
Voting. The holders of Series C Preferred Stock are entitled to vote together with the holders of our common stock, as a single class, on all matters submitted to a vote of our stockholders. The holders of Series C Preferred Stock are entitled to a number of votes equal to the number of shares of common stock that would be issued upon conversion of their shares of Series C Preferred Stock.

•
Conversion. The Series C Preferred Stock has a stated value of $1,750 per share. Each share of Series C Preferred Stock is convertible into a number of shares of common stock equal to the stated value, plus any accrued and unpaid dividends, divided by a current conversion price of approximately $2.90. This conversion price is subject to adjustment for any stock splits, stock dividends or similar transactions. The conversion price is also subject to adjustment in the event that we make a dilutive issuance of common stock or other securities that are convertible into or exercisable for common stock at an effective per share purchase price that is less than the conversion price of the Series C Preferred Stock that is in effect at the time of the dilutive issuance. The holders of Series C Convertible Stock may convert their shares into shares of common stock at any time. However, no holder of Series C Preferred Stock may convert its shares into shares of common stock if the conversion would cause the holder or any of its affiliates, individually or in the aggregate, to beneficially own more than 9.999% of our outstanding common stock.

•
Dividends. Holders of Series C Preferred Stock are entitled to receive, out of legally available funds, dividends at the rate of 6% per annum beginning on the first anniversary of the date of issuance and 8% per annum beginning on the second anniversary of the date of issuance. Dividends are payable semi-annually, either in cash or shares of our common stock.

•
Liquidation. If we liquidate, dissolve or wind up, the holders of Series C Preferred Stock are entitled to receive the stated value of their shares plus all accrued and unpaid dividends prior to any amounts being paid to the holders of our Series B Preferred Stock and common stock. In addition, the holders of our Series C Preferred Stock are entitled to share ratably together with the holders of Series B Preferred Stock and our common stock in all remaining assets after the satisfaction of all other liquidation preferences.

•
Redemption. The holders of Series C Preferred Stock have the right to require us to purchase all of their shares of Series C Preferred Stock upon the occurrence of certain events, such as the following:

•	We fail to remove any restrictive legend from certificates representing shares of our common stock that are issued to holders who convert their shares of Series C Preferred Stock;

•	We make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee;

•	Any bankruptcy, insolvency, reorganization or other proceeding for the relief of debtors is instituted by or against us and is not dismissed within 60 days;

•
We sell substantially all of our assets, merge or consolidate with any other entity or engage in a transaction that results in any person or entity acquiring more than 50% of our outstanding common stock on a fully diluted basis;

•	We fail to pay when due any payment with respect to any of our indebtedness in excess of $250,000;

•
We breach any agreement for monies owed or owing in an amount in excess of $250,000 and the breach permits the other party to declare a default or otherwise accelerate the amounts due under that agreement; and

•	We permit a default under any agreement to remain uncured and the default would or is likely to have a material adverse effect on our business, operations, properties or financial condition.

•
Exchange Right. In the event that we issue any equity securities, the holders of our Series C Preferred Stock have the right to exchange their Series C Preferred Stock (and any common stock issued to them upon conversion of their Series C Preferred Stock) for a number of the newly issued equity securities with a purchase price equal to the aggregate face amount of their Series C Preferred Stock (including any Series C Preferred Stock that was previously converted into common stock).

Series D Preferred Stock

We had previously designated 2,000 shares of our preferred stock as Series D Preferred Stock, none of which were outstanding as of the record date. On June 16, 2005, we filed a Certificate of Elimination with the Delaware Secretary of State, with respect to our Series D Preferred Stock. Upon the filing of the Certificate of Elimination, all matters set forth in the Certificate of Designation of our Series D Preferred Stock were eliminated from our certificate of incorporation.

Series E Preferred Stock

We have designated 2,000 shares of our preferred stock as Series E Convertible Preferred Stock, of which 875.079 shares were issued and outstanding as of the record date. The holders of Series E Preferred Stock are entitled to certain rights and preferences with respect to the holders of our common stock, including the following:

•
Voting. The holders of Series E Preferred Stock are entitled to vote together with the holders of our common stock, as a single class, on all matters submitted to a vote of our stockholders. The holders of Series E Preferred Stock are entitled to a number of votes equal to the number of shares of common stock that would be issued upon conversion of their shares of Series E Preferred Stock.

•
Conversion. The Series E Preferred Stock has a liquidation preference amount equal to $1,000 per share. Each share of Series E Preferred Stock is convertible into a number of shares of common stock equal to the liquidation preference amount divided by the conversion price of $0.50. This conversion price is subject to adjustment for any stock splits, stock dividends or similar transactions. The holders of Series E Convertible Stock may convert their shares into shares of common stock at any time.

•
Dividends. Holders of Series E Preferred Stock are entitled to receive, out of legally available funds, dividends at the rate of 6% per annum beginning on the second anniversary of the date of issuance. Dividends are payable annually, either in cash or shares of our common stock.

•
Liquidation. If we liquidate, dissolve or wind up, the holders of Series E Preferred Stock are entitled to receive the liquidation preference amount ($1,000 per share) of their shares prior to any amounts being paid to the holders of our Series B Preferred Stock, Series C Preferred Stock, Series F Preferred Stock, Series G Preferred Stock and common stock.

Series F Preferred Stock

We have designated 250 shares of our preferred stock as Series F Convertible Preferred Stock, of which 40.799 shares were issued and outstanding as of the record date. The holders of Series F Preferred Stock are entitled to certain rights and preferences with respect to the holders of our common stock, including the following:

•
Voting. Except for the purpose of approving certain specified corporate actions and as otherwise required by the Delaware General Corporation Law, the holders of Series F Preferred Stock do not have any voting rights.

•
Conversion. The Series F Preferred Stock has a face amount equal to $10,000 per share. Each share of Series F Preferred Stock is convertible into a number of shares of common stock equal to the face amount divided by the conversion price of $0.50. This conversion price is subject to adjustment for any stock splits, stock dividends or similar transactions. We have the right to convert all outstanding shares of our Series F Preferred Stock into shares of our common stock, but only if the conversion would not cause the holder to beneficially own more than 9.99% of our outstanding common stock.

•
Dividends. Holders of Series F Preferred Stock are entitled to participate in all dividends declared on our common stock, based on the number of shares of common stock issuable upon conversion of their Series F Preferred Stock.

•
Liquidation. If we liquidate, dissolve or wind up, the holders of Series F Preferred Stock are not entitled to receive any preferential amounts prior to any amounts being paid to the holders of the other classes and series of our capital stock.

Series G Preferred Stock

We have designated 10,000 shares of our preferred stock as Series G Convertible Preferred Stock, of which 1,000 shares were issued and outstanding as of the record date. The holders of Series G Preferred Stock are entitled to certain rights and preferences with respect to the holders of our common stock, including the following:

•
Voting. Except for the purpose of approving certain specified corporate actions and as otherwise required by the Delaware General Corporation Law, the holders of Series G Preferred Stock do not have any voting rights.

•
Conversion. The Series G Preferred Stock has a liquidation preference amount equal to $1,000 per share. Each share of Series G Preferred Stock is convertible into a number of shares of common stock equal to the liquidation preference amount divided by the conversion price of $0.50. This conversion price is subject to adjustment for any stock splits, stock dividends or similar transactions. The holders of Series G Convertible Stock may convert their shares into shares of common stock at any time. However, no holder of Series G Preferred Stock may convert its shares into shares of common stock if the conversion would cause the holder to beneficially own more than 9.99% of our outstanding common stock.

•
Dividends. Holders of Series G Preferred Stock are entitled to participate in all dividends declared on our common stock, based on the number of shares of common stock issuable upon conversion of their Series G Preferred Stock.

•
Liquidation. If we liquidate, dissolve or wind up, the holders of Series G Preferred Stock are entitled to receive the liquidation preference amount ($1,000 per share) of their shares prior to any amounts being paid to the holders of our Series F Preferred Stock and common stock.

Stockholder Rights Plan

We currently have in effect a stockholder rights plan, which is governed by the terms and conditions contained in the Amended and Restated Rights Agreement, dated as of January 24, 2001, between us and Fleet National Bank, as rights agent. In the event that we are acquired in a asset purchase or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, each holder of our common stock will have the right to receive that number of shares of common stock of the acquiring company which at the time of the transaction has a market value of two times the exercise price of the right. In the event that any person becomes the beneficial owner of 15% or more of the outstanding shares of our common stock, proper provision will be made so that each holder of our common stock, other than the acquiring person, will thereafter have the right to receive that number of shares of our common stock or preferred stock (or cash, other securities or property) having a market value of two times the exercise price of the right.

The rights plan has certain anti-takeover effects. The rights plan will cause substantial dilution to a person or group that attempts to acquire us on terms not approved by our board of directors. The rights plan should not interfere with any asset purchase or other business combination approved by the board of directors because the rights granted to each holder of common stock may be redeemed by us prior to such asset purchase or other business combination.

Anti-Takeover Effects of Provisions of Delaware Law and Our Certificate of Incorporation

Provisions of Delaware law and our certificate of incorporation could make the acquisition of the Company and the removal of incumbent directors more difficult. These provisions are expected to discourage some coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Company to negotiate with us first. We believe that the benefits of protecting our ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure the Company outweigh the disadvantages of discouraging such proposals because, among other things, the negotiation could result in an improvement of the offered terms.

We are subject to the provisions of Section 203 of the Delaware General Corporation Law. In general, this statute prohibits a publicly-held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years after the date that the person became an interested stockholder unless (with certain exceptions) the business combination or the transaction in which the person became an interested stockholder is approved in a prescribed manner. Generally, a “business combination” includes an asset purchase, asset or stock sale, or other transaction resulting in a financial benefit to the stockholder. Generally, an “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years prior, did own) 15% or more of a corporation’s voting stock.

Our certificate of incorporation also provides that the Board of Directors will be classified into three classes of directors, with the term of office of each class expiring in successive years. In any given year, only those directors of a particular class will have their terms of office expire, preventing the replacement or removal of a majority of the board in any single election. Furthermore, under Delaware law, directors of a corporation with a classified board may be removed only for cause unless the corporation’s certificate of incorporation provides otherwise. Our certificate of incorporation does not provide otherwise.

These provisions may have the effect of delaying, deferring or preventing a change in control of the Company without further action by its stockholders.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is EquiServe Trust Company, N.A.

Quotation

Our common stock is quoted on the OTC Bulletin Board under the symbol “PCMC.”

STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

In order for a stockholder proposal to be included in the Company’s proxy statement for the 2006 Annual Meeting, the stockholder submitting the proposal and the subject matter of the proposal must satisfy the requirements set forth in SEC Rule 14a-8 and the proposal must be received by the Company at its principal executive offices prior to April 14, 2006. If the date of the 2006 Annual Meeting is changed by more than 30 days from the date of the 2005 Annual Meeting, stockholder proposals intended to be included in the proxy statement for the 2006 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy statement for the 2006 Annual Meeting. Stockholder proposals should be addressed to the Company at 1996 Lundy Avenue, San Jose, California 95131, Attention: Corporate Secretary.

INCORPORATION OF OTHER DOCUMENTS BY REFERENCE

The SEC allows us to “incorporate by reference” information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Proxy Statement. You may read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

Enclosed with this Proxy Statement is a copy of our amended Annual Report on Form 10-K for the year ended December 31, 2004, which was filed with the SEC on May 13, 2005. We incorporate by reference into this Proxy Statement the following portions of our Annual Report on Form 10-K:

•	Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations);

•	Item 7A (Quantitative and Qualitative Disclosures About Market Risk); and

•	Item 8 (Financial Statements).

OTHER MATTERS

We do not know of any other matters that will be presented for consideration at our 2005 Annual Meeting of Stockholders. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with the recommendations of our Board of Directors. Discretionary authority to vote on such other matters will be granted by the execution of the enclosed proxy.

By Order of the Board of Directors,

/s/ Daniel W. Rumsey
Daniel W. Rumsey
Secretary

San Jose, California
July __, 2005

APPENDIX A

Proposed Amendments to Certificate of Incorporation

1. Proposed Amendments to First Paragraph of Article IV of the Certificate of Incorporation

ARTICLE IV

This Corporation is authorized to issue two (2) classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that this Corporation is authorized to issue is Two Hundred Fifty Two Million (252,000,000) shares. Two Hundred Fifty Million (250,000,000) shares shall be Common Stock, par value $.0001 per share, and Two Million (2,000,000) shares shall be Preferred Stock, par value $.0001 per share. Upon this amendment of this Article IV (the “Effective Time”), (i) each share of Series C Convertible Preferred Stock of the Corporation issued and outstanding shall be automatically converted into seven-eights (7/8ths) of a share of Series G Convertible Preferred Stock and one thousand seven hundred fifty (1,750) shares of Common Stock of the Corporation, without any action by the holders thereof.

The bold and italicized text set forth above reflects the only proposed changes to the first paragraph of Article IV of our certificate of incorporation, as described in Proposals 3 and 4 of the attached Proxy Statement. The text is printed in bold and italics solely to illustrate the specific amendments proposed.

2. Proposed Amendment to First Paragraph of Article VI of the Certificate of Incorporation

ARTICLE VI

Elections of directors need not be by written ballot unless the Bylaws of this Corporation shall so provide. At each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the expiration of the term for which they are elected, and until their successors have been duly elected and qualified; except that if any such election shall not be so held, such election shall take place at a stockholders’ meeting called and held in accordance with the Delaware General Corporation Law.

A-1

The deletion of the stricken text set forth above reflects the only proposed change to the first paragraph of Article VI of our certificate of incorporation, as described in Proposal 5 of the attached Proxy Statement. The stricken text is included here solely to illustrate the specific amendment proposed.

3. Proposed Amendment to Article I of the Certificate of Incorporation

The name of this Corporation is Wave Wireless Corporation.

The bold and italicized text set forth above reflects the only proposed change to Article I of our certificate of incorporation, as described in Proposal 6 of the attached Proxy Statement. The text is printed in bold and italics solely to illustrate the specific amendment proposed.

A-2

APPENDIX B

CERTIFICATE OF DESIGNATION,
PREFERENCES AND RIGHTS

of

SERIES C CONVERTIBLE PREFERRED STOCK

of

P-COM, INC.

(Pursuant to Section 151 of the
Delaware General Corporation Law)

P-Com, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that the Board of Directors of the Corporation (the “Board of Directors” or the “Board”), pursuant to authority of the Board of Directors as required by Section 151 of the Delaware General Corporation Law, and in accordance with the provisions of its Certificate of Incorporation and Bylaws, each as amended and restated through the date hereof, has and hereby authorizes a series of the Corporation’s previously authorized Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof, as follows:

DESIGNATION AND AMOUNT

The designation of this series, which consists of Nine Thousand (9,000) shares of Preferred Stock, is the Series C Convertible Preferred Stock (the “Series C Preferred Stock”) and the face amount shall be One Thousand Seven Hundred Fifty Dollars ($1,750) per share (the “Face Amount”).

CERTAIN DEFINITIONS

For purposes of this Certificate of Designation, the following terms shall have the following meanings:

(a)
“business day” means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

(b)
“Closing Bid Price” means, for any security as of any date, the last bid price of such security on the OTC Electronic Bulletin Board (the “OTC”) or the Bulletin Board Exchange (collectively with the OTC, the “Bulletin Board”) or other principal trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to holders of a majority of the then outstanding shares of Series C Preferred Stock (“Majority Holders”) if Bloomberg Financial Markets is not then reporting closing bid prices of such security) (collectively, “Bloomberg”), or if the foregoing does not apply, the closing sales price of such security on a national exchange or in the over-the-counter market on any other electronic bulletin board for such security as reported by Bloomberg, or, if no such price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the “pink sheets” by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading day for such security, on the next preceding date which was a trading day. If the Closing Bid Price cannot be calculated for such security as of either of such dates on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to the Majority Holders, with the costs of such appraisal to be borne by the Corporation.

(c)
“Conversion Date” means, for any Optional Conversion (as defined in Article IV.A below), the date specified in the notice of conversion in the form attached hereto (the “Notice of Conversion”), so long as a copy of the Notice of Conversion is faxed (or delivered by other means resulting in notice) to the Corporation before 11:59 p.m., New York City time, on the Conversion Date indicated in the Notice of Conversion; provided, however, that if the Notice of Conversion is not so faxed or otherwise delivered before such time, then the Conversion Date shall be the date the holder faxes or otherwise delivers the Notice of Conversion to the Corporation.

(d)	“Conversion Price” means $0.10, and shall be subject to adjustment as provided herein.

(e)
“Default Cure Date” means, as applicable, (i) with respect to a Conversion Default described in clause (i) of Article VI.A, the date the Corporation effects the conversion of the full number of shares of Series C Preferred Stock, and (ii) with respect to a Conversion Default described in clause (ii) of Article VI.A, the date the Corporation issues freely tradable shares of Common Stock in satisfaction of all conversions of Series C Preferred Stock in accordance with Article IV.A, or (iii) with respect to either type of a Conversion Default, the date on which the Corporation redeems shares of Series C Preferred Stock held by such holder pursuant to Article VI.A.

(f)
“Issuance Date” means the date of the closing under the Securities Purchase Agreement by and among the Corporation and the purchasers named therein (the “Securities Purchase Agreement”), pursuant to which the Corporation issues, and such purchasers purchase, shares of Series C Preferred Stock upon the terms and conditions stated therein.

(g)
“Price Adjustment Approval” means the approval of the Corporation’s stockholders of the anti-dilution and other conversion/exercise price adjustments contained in the Series C Preferred Stock and the Warrants, as required by Article VII, Section 8 of the Corporation’s Bylaws.

(h)	“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the Issuance Date, by and among the Corporation and the initial holders of Series C Preferred Stock.

(i)	“trading day” means any day on which the principal United States securities exchange or trading market where the Common Stock is then listed or traded, is open for trading.

(j)	“Warrants” means the warrants issued by the Corporation to the initial holders of Series C Preferred Stock pursuant to the Securities Purchase Agreement.

3.      DIVIDENDS

(a)
Commencing on the first anniversary of the Issuance Date, dividends shall be payable cumulatively out of funds legally available therefor, at the rate of six percent (6%) per annum, which rate shall automatically increase to eight percent (8%) per annum on the second anniversary of the Issuance Date, as to each outstanding share of Series C Preferred Stock on every successive June 30 and December 31 (each such date, a “Dividend Date” and each such payment, a “Dividend”). Payment of Dividends on each share of Series C Preferred Stock shall be made, at the option of the Corporation (subject to the limitations set forth below in Article IV.D), either (x) in cash or (y) if all of the Required Stock Dividend Conditions (as defined below) are satisfied, by the issuance of shares of Common Stock by the Corporation in an amount determined by dividing the amount of the Dividend that is payable on such share of Series C Preferred Stock by the average Closing Bid Price of the Common Stock for the ten (10) trading day period immediately preceding the applicable Dividend Date.

B. The “Required Stock Dividend Conditions” shall consist of the following:

(i)  a registration statement covering the shares of Common Stock to be issued as a Dividend shall have been filed by the Corporation and declared effective by the United States Securities and Exchange Commission, and such registration statement continues to be effective up through and including the Dividend Date;

(ii)  all shares of Common Stock to be issued as a Dividend are then (a) authorized and reserved for issuance, (b) registered under the Securities Act of 1933, as amended (the “Securities Act”), for resale by the holders and (c) listed or traded on the Bulletin Board, the Nasdaq National Market or any other national exchange;

(iii)  no Redemption Event (as defined in Article VII.A below) shall have occurred without having been cured; and

(iv)  all amounts, if any, then accrued or payable under this Certificate of Designation or the Registration Rights Agreement shall have been paid.

4.    CONVERSION

(a)
Conversion at the Option of the Holder. Subject to the limitations on conversions contained in Paragraph C of this Article IV, each holder of shares of Series C Preferred Stock may, at any time and from time to time, convert (an “Optional Conversion”) each of its shares of Series C Preferred Stock into a number of fully paid and nonassessable shares of Common Stock determined in accordance with the following formula:

Face Amount + Accrued But Unpaid Dividends as of the Conversion Date
Conversion Price

(b)
Mechanics of Conversion. In order to effect an Optional Conversion, a holder shall: (x) fax (or otherwise deliver) a copy of the fully executed Notice of Conversion to the Corporation (Attention: Secretary) and (y) surrender or cause to be surrendered the original certificates representing the Series C Preferred Stock being converted (the “Preferred Stock Certificates”), duly endorsed, along with a copy of the Notice of Conversion as soon as practicable thereafter to the Corporation. Upon receipt by the Corporation of a facsimile copy of a Notice of Conversion from a holder, the Corporation shall promptly send, via facsimile, a confirmation to such holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation regarding the conversion. The Corporation shall not be obligated to issue shares of Common Stock upon a conversion unless either the Preferred Stock Certificates are delivered to the Corporation as provided above, or the holder notifies the Corporation that such Preferred Stock Certificates have been lost, stolen or destroyed and delivers the documentation to the Corporation required by Article XIV.B hereof.

(i)
Delivery of Common Stock Upon Conversion. Upon the surrender of Preferred Stock Certificates accompanied by a Notice of Conversion, the Corporation (itself, or through its transfer agent) shall, no later than the later of (a) the second business day following the Conversion Date and (b) the business day following the date of such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of indemnity pursuant to Article XIV.B) (the “Delivery Period”), issue and deliver (i.e., deposit with a nationally recognized overnight courier service postage prepaid) to the holder or its nominee (x) that number of shares of Common Stock issuable upon conversion of such shares of Series C Preferred Stock being converted and (y) a certificate representing the number of shares of Series C Preferred Stock not being converted, if any. Notwithstanding the foregoing, if the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend (pursuant to the terms of the Securities Purchase Agreement) and the holder thereof is not then required to return such certificate for the placement of a legend thereon (pursuant to the terms of the Securities Purchase Agreement), the Corporation shall cause its transfer agent to promptly electronically transmit the Common Stock issuable upon conversion to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DTC Transfer”). If the aforementioned conditions to a DTC Transfer are not satisfied, the Corporation shall deliver as provided above to the holder physical certificates representing the Common Stock issuable upon conversion. Further, a holder may instruct the Corporation to deliver to the holder physical certificates representing the Common Stock issuable upon conversion in lieu of delivering such shares by way of DTC Transfer.

(ii)
Taxes. The Corporation shall pay any and all taxes that may be imposed upon it with respect to the issuance and delivery of the shares of Common Stock upon the conversion of the Series C Preferred Stock.

(iii)
No Fractional Shares. If any conversion of Series C Preferred Stock would result in the issuance of a fractional share of Common Stock (aggregating all shares of Series C Preferred Stock being converted pursuant to a given Notice of Conversion), such fractional share shall be payable in cash based upon the ten day average Closing Bid Price at such time, and the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock shall be the next lower whole number of shares. If the Corporation elects not to, or is unable to, make such a cash payment, the holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

(iv)
Conversion Disputes. In the case of any dispute with respect to a conversion, the Corporation shall promptly issue such number of shares of Common Stock as are not disputed in accordance with subparagraph (i) above. If such dispute involves the calculation of the Conversion Price, and such dispute is not promptly resolved by discussion between the relevant holder and the Corporation, the Corporation shall submit the disputed calculations to an independent outside accountant via facsimile within three business days of receipt of the Notice of Conversion. The accountant, at the Corporation’s sole expense, shall promptly audit the calculations and notify the Corporation and the holder of the results no later than three business days from the date it receives the disputed calculations. The accountant’s calculation shall be deemed conclusive, absent manifest error. The Corporation shall then issue the appropriate number of shares of Common Stock in accordance with subparagraph (i) above.

(c)	Mandatory Conversion by Corporation.

(i)
If, at any time after one hundred eighty (180) days from the effective date of the registration statement (the “Registration Statement”) required to be filed by the Corporation pursuant to Section 2(a) of the Registration Rights Agreement, and subject to Article IV.D hereof, all of the Required Conditions (as defined below) are satisfied, then, at the option of the Corporation exercised by the delivery of written notice (a “Mandatory Conversion Notice”) to all holders of the shares of Series C Preferred Stock, the Company may require the holders of Series C Preferred Stock to convert all of the outstanding shares of Series C Preferred Stock into Common Stock pursuant to the applicable conversion procedures in Article IV.B.

(ii)	The “Required Conditions” shall consist of the following:

(1)	the Closing Bid Price of the Common Stock for the ten (10) consecutive trading days prior to delivery of the Mandatory Conversion Notice equals or exceeds $0.20 (as adjusted for stock splits, stock dividends or similar events);

(2)	the Registration Statement continues to be effective up through and including the date of the Mandatory Conversion contemplated by this Article IV.C (it being understood that the Corporation shall comply with its obligations under Article 3 of the Registration Rights Agreement relating to the effectiveness of such registration statement);

(3)	all shares of Common Stock issuable upon conversion of the Series C Preferred Stock and exercise of the Warrants are then (a) authorized and reserved for issuance, (b) registered under the Securities Act, for resale by the holders and (c) listed or traded on the Bulletin Board, the Nasdaq National Market or any other national exchange;

(4)	no Redemption Event (as defined in Article VII.A below) shall have occurred without having been cured; and

(5)	all amounts, if any, then accrued or payable under this Certificate of Designation or the Registration Rights Agreement shall have been paid.

(iii)
In the event any holder of Series C Preferred Stock is unable to convert all of the outstanding Series C Preferred Stock that it holds due to the limitations set forth in Article IV. D hereof, such unconverted Series C Preferred Stock shall remain outstanding with all of the right and privileges set forth herein; provided, however, that such shares of Series C Preferred Stock shall cease to accrue any additional Dividends hereunder, effective as of the date of the mandatory conversion specified in the Mandatory Conversion Notice.

(d)
Limitations on Conversions. The conversion of shares of Series C Preferred Stock and the payment of Dividends in shares of Common Stock shall be subject to the following limitations (each of which limitations shall be applied independently):

(i)	[Reserved].

(ii)
Additional Restrictions on Conversion, Payment of Dividends in Shares of Common Stock or Transfer. In no event shall the Corporation issue Common Stock to any holder of Series C Preferred Stock as payment of any Dividend, and in no event shall a holder of shares of Series C Preferred Stock of the Corporation have the right to convert shares of Series C Preferred Stock into shares of Common Stock or to dispose of any shares of Series C Preferred Stock to the extent that such right to effect such conversion or disposition would result in the holder or any of its affiliates together beneficially owning more than 9.999% of the outstanding shares of Common Stock. For purposes of this subparagraph, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder. The restriction contained in this subparagraph may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock (considered separately as a single class without giving effect to Article XI hereof) and the Majority Holders shall approve, in writing, such alteration, amendment, deletion or change; provided, however, no such alteration, amendment, deletion or change shall be effective until the 61st day following the later of the vote of the holders of the Common Stock or the Majority Holders. In the event the Corporation is prohibited from issuing Common Stock to any holder of Series C Preferred Stock as payment of any Dividend, it shall pay such Dividend to such holder in cash.

5.     RESERVATION OF SHARES OF COMMON STOCK

Reserved Amount. The Company shall, at and after such time as the Company’s stockholders have approved an amendment to its Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 69,000,000 to at least 6,000,000,000 shares (the “Amendment”), but in no event later than ninety (90) days following the Issuance Date; provided, however, that in the event the SEC conducts a full review of the preliminary proxy statement filed in connection with the Company soliciting proxies to approve the Amendment, such period may be extended, if reasonably necessary, by an additional thirty (30) days (the “Amendment Date”), reserve such number of shares of its authorized but unissued shares of Common Stock to provide for the conversion of the Series C Preferred Stock that is equal to (i) the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock issued and outstanding on the Issuance Date, as adjusted to provide for any subsequent issuances after the Issuance Date but prior to the filing of the registration statement contemplated by the Registration Rights Agreement, multiplied by (ii) 125%, and, thereafter, the number of authorized but unissued shares of Common Stock so reserved (the "Reserved Amount") shall at all times be sufficient to provide for the full conversion of all of the Series C Preferred Stock outstanding at the then current Conversion Price thereof (without giving effect to the limitations contained in Article IV.D). The Reserved Amount shall be allocated among the holders of Series C Preferred Stock as provided in Article XIV.C. In the event the Company’s stockholders shall not have approved the Amendment by the Amendment Date, then the Company shall pay to each holder of Series C Preferred Stock an amount equal to the product of (i) the number of shares of Series C Preferred Stock then held by such holder multiplied by the per share purchase price paid by such holder for its shares of Series C Preferred Stock, multiplied by (ii) two percent (2.0%) for each 30 day period (or portion thereof) after the Amendment Date and prior to the approval of the Amendment by the Company’s stockholders.

(a)
Increases to Reserved Amount. If the Reserved Amount for any three consecutive trading days (the last of such three trading days being the “Authorization Trigger Date”) shall be less than one hundred twenty-five percent (125%) of the number of shares of Common Stock issuable upon full conversion of the then outstanding shares of Series C Preferred Stock (without giving effect to the limitations contained in Article IV.D), the Corporation shall immediately notify the holders of Series C Preferred Stock of such occurrence and shall take immediate action (including, if necessary, seeking stockholder approval to increase the number of authorized shares of Common Stock) to increase the Reserved Amount to one hundred twenty-five percent (125%) of the number of shares of Common Stock then issuable upon full conversion of all of the outstanding Series C Preferred Stock at the then current Conversion Price (without giving effect to the limitations contained in Article IV.D). In the event the Corporation fails to so increase the Reserved Amount within 90 days after an Authorization Trigger Date, each holder of Series C Preferred Stock shall thereafter have the option, exercisable in whole or in part at any time and from time to time, by delivery of a Redemption Notice (as defined in Article VII.C) to the Corporation, to require the Corporation to redeem for cash, at an amount per share equal to the Redemption Amount (as defined in Article VII.B), a number of the holder’s shares of Series C Preferred Stock such that, after giving effect to such redemption, the then unissued portion of such holder’s Reserved Amount is at least equal to one hundred twenty-five percent (125%) of the total number of shares of Common Stock issuable upon conversion of such holder’s shares of Series C Preferred Stock. If the Corporation fails to redeem any of such shares within five business days after its receipt of such Redemption Notice, then such holder shall be entitled to the remedies provided in Article VII.C.

6.     FAILURE TO SATISFY CONVERSIONS

(a)
Conversion Defaults. If, at any time, (i) a holder of shares of Series C Preferred Stock submits a Notice of Conversion and the Corporation fails for any reason (other than because such issuance would exceed such holder’s allocated portion of the Cap Amount or Reserved Amount, for which failures the holders shall have the remedies set forth in Articles V and VI, respectively) to deliver, on or prior to the fifth business day following the expiration of the Delivery Period for such conversion, such number of freely tradable shares of Common Stock to which such holder is entitled upon such conversion, or (ii) the Corporation provides written notice to any holder of Series C Preferred Stock (or makes a public announcement via press release) at any time of its intention not to issue freely tradable shares of Common Stock upon exercise by any holder of its conversion rights in accordance with the terms of this Certificate of Designation (other than because such issuance would exceed such holder’s allocated portion of the Cap Amount or Reserved Amount or Cap Amount) (each of (i) and (ii) being a “Conversion Default”), then the holder may elect, at any time and from time to time prior to the Default Cure Date for such Conversion Default, by delivery of a Redemption Notice to the Corporation, to have all or any portion of such holder’s outstanding shares of Series C Preferred Stock redeemed by the Corporation for cash, at an amount per share equal to the Redemption Amount. If the Corporation fails to redeem any of such shares within five business days after its receipt of such Redemption Notice, then such holder shall be entitled to the remedies provided in Article VII.C.

(b)
Buy-In Cure. Unless the Corporation has notified the applicable holder in writing prior to the delivery by such holder of a Notice of Conversion that the Corporation is unable to honor conversions, if (i) (a) the Corporation fails to promptly deliver during the Delivery Period shares of Common Stock to a holder upon a conversion of shares of Series C Preferred Stock or (b) there shall occur a Legend Removal Failure (as defined in Article VII.A(i) below) and (ii) thereafter, such holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery in satisfaction of a sale by such holder of the unlegended shares of Common Stock (the “Sold Shares”) which such holder anticipated receiving upon such conversion (a “Buy-In”), the Corporation shall pay such holder, in addition to any other remedies available to the holder, the amount by which (x) such holder’s total purchase price (including brokerage commissions, if any) for the unlegended shares of Common Stock so purchased exceeds (y) the net proceeds received by such holder from the sale of the Sold Shares. For example, if a holder purchases unlegended shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for $10,000, the Corporation will be required to pay the holder $1,000. A holder shall provide the Corporation written notification and supporting documentation indicating any amounts payable to such holder pursuant to this Article VI.B. The Corporation shall make any payments required pursuant to this Article VI.B in accordance with and subject to the provisions of Article XIV.E.

7.     REDEMPTION DUE TO CERTAIN EVENTS

(a)	Redemption by Holder. In the event (each of the events described in clauses (i)-(vi) below after expiration of the applicable cure period (if any) being a “Redemption Event”):

(i)
the Corporation fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to the holders of Series C Preferred Stock upon conversion of the Series C Preferred Stock as and when required by this Certificate of Designation, the Securities Purchase Agreement or the Registration Rights Agreement (a “Legend Removal Failure”), and any such failure continues uncured for five business days after the Corporation has been notified thereof in writing by the holder;

(ii)
the Corporation or any subsidiary of the Corporation shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed;

(iii)
the Corporation’s stockholders do not (x) approve the Amendment or (y) grant the Price Adjustment Approval, in each case no later than ninety (90) days after the Issuance Date; provided, however, that in the event the SEC conducts a full review of the preliminary proxy statement filed in connection with the Company soliciting proxies to approve the Amendment and the Price Adjustment Approval, such period may be extended, if reasonably necessary, by an additional thirty (30) days.;

(iv)
bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Corporation or any subsidiary of the Corporation and if instituted against the Corporation or any subsidiary of the Corporation by a third party, shall not be dismissed within 60 days of their initiation;

(v)	the Corporation shall:

(1)	sell, convey or dispose of all or substantially all of its assets (the presentation of any such transaction for stockholder approval being conclusive evidence that such transaction involves the sale of all or substantially all of the assets of the Corporation);

(2)	merge, consolidate or engage in any other business combination with any other entity (other than pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Corporation and other than pursuant to a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged) provided that such merger, consolidation or business combination is required to be reported by the Corporation on a Current Report pursuant to Item 1 of Form 8-K, or any successor form;

(3)	engage in any transaction or a series of related transactions resulting in the sale or issuance by the Corporation or any of its stockholders of any securities to any person or entity, or the acquisition or right to acquire securities by any person or entity, in either case acting individually or in concert with others, such that, following the consummation of such transaction(s), such person(s) or entity(ies) (together with their respective affiliates, as such term is used under Section 13(d) of the Securities Exchange Act of 1934, as amended) would own or have the right to acquire greater than fifty percent (50%) of the outstanding shares of Common Stock (calculated on a fully-diluted basis).

(4)	either (i) fail to pay, when due, or within any applicable grace period, any payment with respect to any indebtedness of the Corporation in excess of $250,000 due to any third party, other than payments contested by the Corporation in good faith, or otherwise be in breach or violation of any agreement for monies owed or owing in an amount in excess of $250,000 which breach or violation permits the other party thereto to declare a default or otherwise accelerate amounts due thereunder, or (ii) suffer to exist any other default or event of default under any agreement binding the Corporation which default or event of default would or is likely to have a material adverse effect on the business, operations, properties, prospects or financial condition of the Corporation; or

(vi)
except with respect to matters covered by subparagraphs (i) - (v) above, as to which such applicable subparagraphs shall apply, the Corporation otherwise shall breach any material term hereunder or under the Securities Purchase Agreement, the Registration Rights Agreement or the Warrants, including, without limitation, the representations and warranties contained therein (i.e., in the event of a material breach as of the date such representation and warranty was made) and if such breach is curable, shall fail to cure such breach within ten business days after the Corporation has been notified thereof in writing by the holder;

then, upon the occurrence of any such Redemption Event, each holder of shares of Series C Preferred Stock shall thereafter have the option, exercisable in whole or in part at any time and from time to time by delivery of a Redemption Notice (as defined in Paragraph C below) to the Corporation while such Redemption Event continues, to require the Corporation to purchase for cash any or all of the then outstanding shares of Series C Preferred Stock held by such holder for an amount per share equal to the Redemption Amount (as defined in Paragraph B below) in effect at the time of the redemption hereunder. For the avoidance of doubt, the occurrence of any event described in clauses (i), (ii), (iii), (v) and (vi) above shall immediately constitute a Redemption Event and there shall be no cure period. Upon the Corporation’s receipt of any Redemption Notice hereunder (other than during the three trading day period following the Corporation’s delivery of a Redemption Announcement (as defined below) to all of the holders in response to the Corporation’s initial receipt of a Redemption Notice from a holder of Series C Preferred Stock), the Corporation shall immediately (and in any event within one business day following such receipt) deliver a written notice (a “Redemption Announcement”) to all holders of Series C Preferred Stock stating the date upon which the Corporation received such Redemption Notice and the amount of Series C Preferred Stock covered thereby. The Corporation shall not redeem any shares of Series C Preferred Stock during the three trading day period following the delivery of a required Redemption Announcement hereunder. At any time and from time to time during such three trading day period, each holder of Series C Preferred Stock may request (either orally or in writing) information from the Corporation with respect to the instant redemption (including, but not limited to, the aggregate number of shares of Series C Preferred Stock covered by Redemption Notices received by the Corporation) and the Corporation shall furnish (either orally or in writing) as soon as practicable such requested information to such requesting holder.

(b)	Definition of Redemption Amount. The “Redemption Amount” with respect to a share of Series C Preferred Stock means an amount equal to the greater of: (i) (V/CP) x M and (ii) V x R where:

“V” means the Face Amount thereof plus all accrued Dividends thereon through the date of payment of the Redemption Amount;

“CP” means the Conversion Price in effect on the date on which the Corporation receives the Redemption Notice;

“M” means (i) with respect to all redemptions other than redemptions pursuant to subparagraph (a) or (b) of Article VII.A(v) hereof, the highest Closing Bid Price of the Corporation’s Common Stock during the period beginning on the date on which the Corporation receives the Redemption Notice and ending on the date immediately preceding the date of payment of the Redemption Amount and (ii) with respect to redemptions pursuant to subparagraph (a) or (b) of Article VII.A(v) hereof, the greater of (a) the amount determined pursuant to clause (i) of this definition or (b) the fair market value, as of the date on which the Corporation receives the Redemption Notice, of the consideration payable to the holder of a share of Common Stock pursuant to the transaction which triggers the redemption. For purposes of this definition, “fair market value” shall be determined by the mutual agreement of the Corporation and the Majority Holders, or if such agreement cannot be reached within five business days prior to the date of redemption, by an investment banking firm selected by the Corporation and reasonably acceptable to the Majority Holders, with the costs of such appraisal to be borne by the Corporation; and

“R” means 120%.

Notwithstanding the foregoing, with respect to a redemption of Series C Preferred Stock pursuant to subparagraph (c) of Article VII.A(v), the Redemption Amount with respect to such shares of Series C Preferred Stock shall be the Face Amount thereof plus all accrued Dividends thereon through the date of payment of the Redemption Amount.

(c)
Redemption Defaults. If the Corporation fails to pay any holder the Redemption Amount with respect to any share of Series C Preferred Stock within five business days after its receipt of a notice requiring such redemption (a “Redemption Notice”), then the holder of Series C Preferred Stock entitled to redemption shall be entitled to interest on the Redemption Amount at a per annum rate equal to the lower of twenty-four percent (24%) and the highest interest rate permitted by applicable law from the date on which the Corporation receives the Redemption Notice until the date of payment of the Redemption Amount hereunder. In the event the Corporation is not able to redeem all of the shares of Series C Preferred Stock subject to Redemption Notices delivered prior to the date upon which such redemption is to be effected, the Corporation shall redeem shares of Series C Preferred Stock from each holder pro rata, based on the total number of shares of Series C Preferred Stock outstanding at the time of redemption included by such holder in all Redemption Notices delivered prior to the date upon which such redemption is to be effected relative to the total number of shares of Series C Preferred Stock outstanding at the time of redemption included in all of the Redemption Notices delivered prior to the date upon which such redemption is to be effected.

8.     RANK

All shares of the Series C Preferred Stock shall rank (i) prior to the Corporation’s Common Stock, Series A Junior Participating Preferred Stock, Series B Convertible Preferred Stock and any class or series of capital stock of the Corporation hereafter created (unless, with the consent of the Majority Holders obtained in accordance with Article XIII hereof, such class or series of capital stock specifically, by its terms, ranks senior to or pari passu with the Series C Preferred Stock) (collectively with the Common Stock and the Series B Convertible Preferred Stock, the “Junior Securities”); (ii) pari passu with any class or series of capital stock of the Corporation hereafter created (with the written consent of the Majority Holders obtained in accordance with Article XIII hereof) specifically ranking, by its terms, on parity with the Series C Preferred Stock (the “Pari Passu Securities”); and (iii) junior to any class or series of capital stock of the Corporation hereafter created (with the written consent of the Majority Holders obtained in accordance with Article XIII hereof) specifically ranking, by its terms, senior to the Series C Preferred Stock (collectively, the “Senior Securities”), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

9.     LIQUIDATION PREFERENCE

(a)
If the Corporation shall commence a voluntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of 60 consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up, including, but not limited to, the sale or transfer of all or substantially all of the Corporation’s assets in one transaction or in a series of related transactions (only in the event a holder does not elect its rights with respect to such sale or transfer as set forth in Article X.B, if applicable) and the consolidation or merger of the Corporation with or into any other entity (only in the event a holder does not elect its rights with respect to such consolidation or merger as set forth in Article X.B, if applicable) (a “Liquidation Event”), no distribution shall be made to the holders of any shares of capital stock of the Corporation (other than Senior Securities pursuant to the rights, preferences and privileges thereof) upon liquidation, dissolution or winding up unless prior thereto the holders of shares of Series C Preferred Stock shall have received the Liquidation Preference with respect to each share. If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Series C Preferred Stock and holders of Pari Passu Securities, if any, shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series C Preferred Stock and the Pari Passu Securities, if any, shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares. If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of Senior Securities, if any, the holders of the Series C Preferred Stock and the holders of Pari Passu Securities, if any, shall be sufficient to permit the payment to such holders of the preferential amounts payable thereon, then after such payment shall be made in full to the holders of Senior Securities, if any, the holders of the Series C Preferred Stock and the holders of Pari Passu Securities, if any, the remaining assets and funds available for distribution shall be distributed to the holders of any Junior Securities entitled to a liquidation preference in payment of the aggregate liquidation preference of all such holders. After such payment shall be made in full to the holders of any Junior Securities entitled to a liquidation preference, the remaining assets and funds available for distribution shall be distributed ratably among the holders of shares of Series C Preferred Stock, the holders of any other class or series of Preferred Stock entitled to participate with the Common Stock in a liquidating distribution and the holders of the Common Stock, with the holders of shares of Preferred Stock deemed to hold the number of shares of Common Stock into which such shares of Preferred Stock are then convertible.

(b)
The purchase or redemption by the Corporation of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Corporation.

(c)
The “Liquidation Preference” with respect to a share of Series C Preferred Stock means an amount equal to the Face Amount thereof plus all accrued Dividends thereon through the date of final distribution. The Liquidation Preference with respect to any Pari Passu Securities, if any, shall be as set forth in the Certificate of Designation filed in respect thereof.

10.     ADJUSTMENTS TO THE CONVERSION PRICE

The Conversion Price shall be subject to adjustment from time to time as follows:

(a)
Stock Splits, Stock Dividends, Etc. If, at any time on or after the Issuance Date, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event, the Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination, reclassification or other similar event, the Conversion Price shall be proportionately increased. In such event, the Corporation shall notify the Corporation’s transfer agent of such change on or before the effective date thereof.

(b)
Merger, Consolidation, Etc. If, at any time after the Issuance Date, there shall be (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Corporation with any other entity (other than a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Corporation or (iv) any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property (each of (i) - (iv) above being a “Corporate Change”), then the holders of Series C Preferred Stock shall thereafter have the right to receive upon conversion, in lieu of the shares of Common Stock otherwise issuable, such shares of stock, securities and/or other property as would have been issued or payable in such Corporate Change with respect to or in exchange for the number of shares of Common Stock which would have been issuable upon conversion had such Corporate Change not taken place (without giving effect to the limitations contained in Article IV.D), and in any such case, appropriate provisions (in form and substance reasonably satisfactory to the Majority Holders) shall be made with respect to the rights and interests of the holders of the Series C Preferred Stock to the end that the economic value of the shares of Series C Preferred Stock are in no way diminished by such Corporate Change and that the provisions hereof (including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Corporation, an immediate adjustment of the Conversion Price so that the Conversion Price immediately after the Corporate Change reflects the same relative value as compared to the value of the surviving entity’s common stock that existed between the Conversion Price and the value of the Corporation’s Common Stock immediately prior to such Corporate Change shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the conversion thereof). The Corporation shall not effect any Corporate Change unless (i) each holder of Series C Preferred Stock has received written notice of such transaction at least 45 days prior thereto, but in no event later than 15 days prior to the record date for the determination of stockholders entitled to vote with respect thereto, (ii) if required by Section 4(i) of the Securities Purchase Agreement, the consent of the Purchasers (as such term is defined in the Securities Purchase Agreement) shall have been obtained in accordance with such Section 4(i), and (iii) the resulting successor or acquiring entity (if not the Corporation), and, if an entity different from the successor or acquiring entity, the entity whose capital stock or assets the holders of the Common Stock are entitled to receive as a result of such Corporate Change, assumes by written instrument (in form and substance reasonable satisfactory to the Majority Holders) the obligations of this Certificate of Designation (including, without limitation, the obligation to make payments of Dividends accrued but unpaid through the date of such consolidation, merger or sale and accruing thereafter). The above provisions shall apply regardless of whether or not there would have been a sufficient number of shares of Common Stock authorized and available for issuance upon conversion of the shares of Series C Preferred Stock outstanding as of the date of such transaction, and shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

(c)
Distributions. If, at any time after the Issuance Date, the Corporation shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Corporation’s stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a “Distribution”), then the holders of Series C Preferred Stock shall be entitled, upon any conversion of shares of Series C Preferred Stock after the date of record for determining stockholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the holder with respect to the shares of Common Stock issuable upon such conversion (without giving effect to the limitations contained in Article IV.D) had such holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such Distribution. If the Distribution involves Convertible Securities or Purchase Rights (as such terms are defined in Paragraph D below) and the right to exercise or convert any such Convertible Securities or Purchase Rights would expire in accordance with their terms prior to the conversion of the Series C Preferred Stock, then the terms of such Convertible Securities or Purchase Rights shall provide that such exercise or convertibility right shall remain in effect until 30 days after the date the holder of Series C Preferred Stock receives such Convertible Securities or Purchase Rights pursuant to the conversion hereof.

(d)
Purchase Rights. If, at any time after the Issuance Date, the Corporation issues any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock (“Convertible Securities”) or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities (“Purchase Rights”) pro rata to the record holders of any class of Common Stock, whether or not such Convertible Securities or Purchase Rights are immediately convertible, exercisable or exchangeable, then the holders of Series C Preferred Stock shall be entitled to acquire, upon the terms applicable to such Convertible Securities or Purchase Rights, the aggregate number of Convertible Securities or Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of the Series C Preferred Stock (without giving effect to the limitations contained in Article IV.D) immediately before the date on which a record is taken for the grant, issuance or sale of such Convertible Securities or Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Convertible Securities or Purchase Rights.

(e)	Dilutive Issuances.

(i)
If, at any time after the Corporation obtains the Price Adjustment Approval, the Corporation issues or sells, or in accordance with subparagraph (ii) of this Article X.E is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Conversion Price in effect on the date of issuance or sale (or deemed issuance or sale) (a “Dilutive Issuance”), then effective immediately upon the Dilutive Issuance, the Conversion Price shall be adjusted in accordance with the following formula:

ACP=	C x	O+P/C
CSDO

where:

ACP = the adjusted Conversion Price;
C = the Conversion Price on (a) for purposes any private offering of securities under Section 4(2) of the Securities Act, the date that the Corporation enters into legally binding definitive agreements for the issuance of such Common Stock and (b) for purposes of any other such issuance of Common Stock, the date of issuance thereof;
O = the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance;
P = the aggregate consideration, calculated as set forth in Article X.E(ii) hereof, received by the Corporation upon such Dilutive Issuance; and
CSDO = the total number of shares of Common Stock actually outstanding (after giving effect to the Dilutive Issuance, and not including shares of Common Stock held in the treasury of the Corporation), plus (a) in the case of any adjustment required by this Article X.E(i) due to the issuance of Purchase Rights, the maximum total number of shares of Common Stock issuable upon the exercise of the Purchase Rights for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Purchase Rights), and (y) in the case of any adjustment required by this Article X.E(i) due to the issuance of Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

Notwithstanding the foregoing, no adjustment shall be made pursuant to this Article X.E(i) if such adjustment would result in an increase in the Conversion Price.

(ii)	Effect on Conversion Price of Certain Events. For purposes of determining the adjusted Conversion Price under subparagraph (i) of this Article X.E, the following will be applicable:

(1)	Issuance of Purchase Rights. If the Corporation issues or sells any Purchase Rights, whether or not immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Purchase Rights (and the price of any conversion of Convertible Securities, if applicable) is less than the Conversion Price in effect on the date of issuance or sale of such Purchase Rights, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable) shall, as of the date of the issuance or sale of such Purchase Rights, be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon the exercise of such Purchase Rights” shall be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the issuance or sale of all such Purchase Rights, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the exercise of all such Purchase Rights, plus, in the case of Convertible Securities issuable upon the exercise of such Purchase Rights, the minimum aggregate amount of additional consideration payable upon the conversion, exercise or exchange thereof (determined in accordance with the calculation method set forth in subparagraph (ii)(b) of this Article X.E) at the time such Convertible Securities first become convertible, exercisable or exchangeable, by (B) the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable). No further adjustment to the Conversion Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Purchase Rights or upon the conversion, exercise or exchange of Convertible Securities issuable upon exercise of such Purchase Rights.

(2)	Issuance of Convertible Securities.

a.
If the Corporation issues or sells any Convertible Securities, which Convertible Securities do not have a fluctuating conversion or exercise price or exchange ratio, whether or not immediately convertible, exercisable or exchangeable, and the price per share for which Common Stock is issuable upon such conversion, exercise or exchange is less than the Conversion Price in effect on the date of issuance or sale of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion, exercise or exchange of all such Convertible Securities shall, as of the date of the issuance or sale of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For the purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon such conversion, exercise or exchange” shall be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion, exercise or exchange thereof (determined in accordance with the calculation method set forth in this subparagraph (ii)(b) of this Article X.E) at the time such Convertible Securities first become convertible, exercisable or exchangeable, by (B) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

b.
If the Corporation issues or sells any Convertible Securities with a fluctuating conversion or exercise price or exchange ratio (a “Variable Rate Convertible Security”), then the “price per share for which Common Stock is issuable upon such conversion, exercise or exchange” for purposes of the calculation contemplated by subparagraph (b)(ii)(1) of this Article X.E shall be deemed to be the lowest price per share which would be applicable (assuming all holding period and other conditions to any discounts contained in such Variable Rate Convertible Security have been satisfied) if the Conversion Price on the date of issuance or sale of such Variable Rate Convertible Security was seventy-five percent (75%) of the Conversion Price on such date (the “Assumed Variable Market Price”). Further, if the Conversion Price at any time or times thereafter is less than or equal to the Assumed Variable Market Price last used for making any adjustment under this Article X.E with respect to any Variable Rate Convertible Security, the Conversion Price in effect at such time shall be readjusted to equal the Conversion Price which would have resulted if the Assumed Variable Market Price at the time of issuance of the Variable Rate Convertible Security had been seventy-five percent (75%) of the Conversion Price existing at the time of the adjustment required by this sentence.

c.
Change in Option Price or Conversion Rate. If there is a change at any time in (A) the amount of additional consideration payable to the Corporation upon the exercise of any Purchase Rights; (B) the amount of additional consideration, if any, payable to the Corporation upon the conversion, exercise or exchange of any Convertible Securities; or (C) the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock (in each such case, other than under or by reason of provisions designed to protect against dilution and except when an adjustment is made pursuant to subparagraph (ii)(b)(2) of this Article X.E), the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such Purchase Rights or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion, exercise or exchange rate, as the case may be, at the time initially issued or sold.

d.
Calculation of Consideration Received. If any Common Stock, Purchase Rights or Convertible Securities are issued or sold for cash, the consideration received therefor will be the amount received by the Corporation therefor, after deduction of all underwriting discounts or allowances in connection with such issuance, grant or sale. In case any Common Stock, Purchase Rights or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, including in the case of a strategic or similar arrangement in which the other entity will provide services to the Corporation, purchase services from the Corporation or otherwise provide intangible consideration to the Corporation, the amount of the consideration other than cash received by the Corporation (including the net present value of the consideration expected by the Corporation for the provided or purchased services) shall be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation will be valued at the Closing Bid Price thereof as of the date of receipt. In case any Common Stock, Purchase Rights or Convertible Securities are issued in connection with any merger or consolidation in which the Corporation is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Purchase Rights or Convertible Securities, as the case may be. Notwithstanding anything else herein to the contrary, if Common Stock, Purchase Rights or Convertible Securities are issued or sold in conjunction with each other as part of a single transaction or in a series of related transactions, any holder of Series C Preferred Stock may elect to determine the amount of consideration deemed to be received by the Corporation therefor by deducting the fair value of any type of securities (the “Disregarded Securities”) issued or sold in such transaction or series of transactions. If the holder makes an election pursuant to the immediately preceding sentence, no adjustment to the Conversion Price shall be made pursuant to this Article X.E for the issuance of the Disregarded Securities or upon any conversion, exercise or exchange thereof. For example, if the Corporation were to issue convertible notes having a face value of $1,000,000 and warrants to purchase shares of Common Stock at an exercise price equal to the Closing Bid Price of the Common Stock on the date of issuance of such warrants in exchange for $1,000,000 of consideration, the fair value of the warrants would be subtracted from the $1,000,000 of consideration received by the Corporation for the purposes of determining whether the shares of Common Stock issuable upon conversion of the convertible notes shall be deemed to be issued at a price per share below the Conversion Price and, if so, for purposes of determining any adjustment to the Conversion Price hereunder as a result of the issuance of the convertible notes. The Corporation shall calculate, using standard commercial valuation methods appropriate for valuing such assets, the fair market value of any consideration other than cash or securities; provided, however, that if the Majority Holders do not agree to such fair market value calculation within three business days after receipt thereof from the Corporation, then such fair market value shall be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Corporation and reasonably acceptable to the Majority Holders, with the costs of such appraisal to be borne by the Corporation.

e.
Issuances Pursuant to Existing Securities. If the Corporation issues (or becomes obligated to issue) shares of Common Stock pursuant to any antidilution or similar adjustments (other than as a result of stock splits, stock dividends and the like) contained in any Convertible Securities or Purchase Rights outstanding as of the date hereof but not included in Section 3(c) of the Disclosure Schedule to the Securities Purchase Agreement, then all shares of Common Stock so issued shall be deemed to have been issued for no consideration. If the Corporation issues (or becomes obligated to issue) shares of Common Stock pursuant to any antidilution or similar adjustments contained in any Convertible Securities or Purchase Rights included in Section 3(c) of the Disclosure Schedule to the Securities Purchase Agreement as a result of the issuance of the Series C Preferred Stock or Warrants and the number of shares that the Corporation issues (or is obligated to issue) as a result of such initial issuance exceeds the amount specified in Section 3(c) of the Disclosure Schedule to the Securities Purchase Agreement, such excess shares shall be deemed to have been issued for no consideration.

(f)
Exceptions to Adjustment of Conversion Price. No adjustment to the Conversion Price shall be made (i) upon the exercise of any Convertible Securities or Purchase Rights issued and outstanding on the Issuance Date that are set forth in Section 3(c) of the Disclosure Schedule to the Securities Purchase Agreement in accordance with the terms of such Convertible Securities and Purchase Rights as of such date; (ii) upon the grant or exercise of any Common Stock, Convertible Securities or Purchase Rights to employees, officers or directors of, or consultants to, the Corporation which may hereafter be granted to or exercised by any employee, officer, director or consultant under any equity compensation or similar benefit plan of the Corporation now existing or to be implemented in the future, so long as such plan and the issuance of such Common Stock, Convertible Securities or Purchase Rights is approved in accordance with reasonable judgment by a majority of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose; (iii) upon conversion of the Series C Preferred Stock or exercise of the Warrants or upon any adjustment to the conversion price of the Series C Preferred Stock or the exercise price of the Warrants, (iv) upon the issuance of securities in connection with strategic business partnerships or joint ventures, the primary purpose of which, in the reasonable judgment of the Board of Directors, is not to raise additional capital, (v) the issuance of securities pursuant to any equipment financing from a bank or similar financial or lending institution approved by the Board of Directors, or (vi) the issuance of any shares of Series C Preferred Stock or Warrants to additional purchasers in one or more additional closings consummated prior to the filing of the Registration Statement, as contemplated by Section 1(b) of the Securities Purchase Agreement (any such issuance in accordance with one of the foregoing clauses (i) through (vi), an “Excluded Issuance”).

(g)
Other Action Affecting Conversion Price. If, at any time after the Issuance Date, the Corporation takes any action affecting the Common Stock that would be covered by Article X.A through E, but for the manner in which such action is taken or structured, which would in any way diminish the value of the Series C Preferred Stock, then the Conversion Price shall be adjusted in such manner as the Board of Directors of the Corporation shall in good faith determine to be equitable under the circumstances. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Article X.G if such adjustment would result in an increase of the Conversion Price.

(h)
Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Article X amounting to a more than one percent (1%) change in such Conversion Price, the Corporation, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to each holder of Series C Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of -any holder of Series C Preferred Stock, furnish to such holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of a share of Series C Preferred Stock.

11.     VOTING RIGHTS

Except as otherwise expressly provided elsewhere in this Certificate of Designation or as otherwise required by the Delaware General Corporation Law (the “DGCL”), (a) each holder of Series C Preferred Stock shall be entitled to vote on all matters submitted to a vote of the stockholders of the Corporation and shall be entitled to that number of votes equal to the number of shares of Common Stock into which such holder’s shares of Series C Preferred Stock could then be converted (subject to the limitations set forth in Article IV.D) at the record date for the determination of stockholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited, and (b) the holders of shares of Series C Preferred Stock and Common Stock shall vote together (or tender written consents in lieu of a vote) as a single class on all matters submitted to the stockholders of the Corporation. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares of Common Stock into which shares of Series C Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number.

The Corporation shall provide each holder of Series C Preferred Stock with prior notification of any meeting of the stockholders (and copies of proxy materials and other information sent to stockholders). If the Corporation takes a record of its stockholders for the purpose of determining stockholders entitled to (a) receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or (b) to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Corporation, or any proposed merger, consolidation, liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice to each holder of Series C Preferred Stock, at least 15 days prior to the record date specified therein (or 45 days prior to the consummation of the transaction or event, whichever is earlier, but in no event earlier than public announcement of such proposed transaction), of the date on which any such record is to be taken for the purpose of such vote, dividend, distribution, right or other event, and a brief statement regarding the amount and character of such vote, dividend, distribution, right or other event to the extent known at such time.

To the extent that under the DGCL the vote of the holders of the Series C Preferred Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the then outstanding shares of the Series C Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of the Majority Holders (except as otherwise may be required under the DGCL) shall constitute the approval of such action by the class.

12.     PROTECTION PROVISIONS

So long as any shares of Series C Preferred Stock are outstanding, the Corporation shall not take any of the following corporate actions (whether by merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by the DGCL) of the Majority Holders:

(i)	alter or change the rights, preferences or privileges of the Series C Preferred Stock, or increase the authorized number of shares of Series C Preferred Stock;

(ii)	alter or change the rights, preferences or privileges of any capital stock of the Corporation so as to affect adversely the Series C Preferred Stock;

(iii)	create or issue any Senior Securities or Pari Passu Securities;

(iv)	issue any shares of Series C Preferred Stock other than pursuant to the Securities Purchase Agreement;

(v)	redeem, repurchase or otherwise acquire, or declare or pay any cash dividend or distribution on, any Junior Securities;

(vi)	increase the par value of the Common Stock;

(vii)
make any Dilutive Issuance; provided, however, that this Article XII(vii) shall be of no further force and effect from and after the effective date of the Price Adjustment Approval; provided further, that this Article XII(vii) shall not in any way limit the application of the other provisions of this Article XII;

(viii)	issue any debt securities that would have any preferences over the Series C Preferred Stock upon liquidation of the Corporation; or

(ix)
except for exclusive or non-exclusive licenses of intellectual property on arms’ length bases, sell or otherwise transfer any independently-significant asset or intellectual property to any other person(s) or entity(ies) (including, without limitation, to any subsidiary(ies) of the Corporation).

Notwithstanding the foregoing, no change pursuant to this Article XII shall be effective to the extent that, by its terms, it applies to less than all of the holders of shares of Series C Preferred Stock then outstanding.

13.     PARTICIPATION RIGHT; EXCHANGE RIGHT

Subject to the terms and conditions specified in this Article XIII, the holders of Series C Preferred Stock shall have a right to participate with respect to the issuance or possible issuance of (i) equity or equity-linked securities, or (ii) debt which is convertible into equity or in which there is an equity component (“Additional Securities”) on the same terms and conditions as offered by the Company to the other purchasers of such Additional Securities. Each time the Company proposes to offer any Additional Securities, the Company shall make an offering of such Additional Securities to each Purchaser in accordance with the following provisions:

(i)
the Company shall deliver a notice (the “Notice”) to the holders of Series C Preferred Stock stating (A) its bona fide intention to offer such Additional Securities, (B) the number of such Additional Securities to be offered, (C) the price and terms, if any, upon which it proposes to offer such Additional Securities, and (D) the anticipated closing date of the sale of such Additional Securities;

(ii)
until the first anniversary of the Closing Date, by written notification received by the Company within five (5) trading days after giving of the Notice, any holder of Series C Preferred Stock may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Additional Securities that have a total purchase price equal to one half of the Face Amount of the Series C Preferred Stock held by such holder (including any shares of Series C Preferred Stock that have been converted into Common Stock). The Company shall promptly, in writing, inform each holder of Series C Preferred Stock that elects to purchase all of the Additional Shares available to it (“Fully-Exercising Holder”) of any other holder of Series C Preferred Stock's failure to do likewise. During the five (5) trading day period commencing after such information is given, each Fully-Exercising Holder shall be entitled to obtain that portion of the Additional Securities for which the holders of Series C Preferred Stock were entitled to subscribe but that were not subscribed for by the holders of Series C Preferred Stock that is equal to the proportion that the Face Amount of the Series C Preferred Stock held by such Fully-Exercising Holder (including any shares of Series C Preferred Stock that have been converted into Common Stock) bears to the total Face Amount of the Series C Preferred Stock held by all holders of Series C Preferred Stock (including any shares of Series C Preferred Stock that have been converted into Common Stock);

(iii)
notwithstanding the provisions of Article XIII(ii), at any time after the Closing Date, by written notification received by the Company within five (5) trading days after giving of the Notice, any holder of Series C Preferred Stock may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Additional Securities that have a total purchase price equal to the Face Amount of the Series C Preferred Stock held by such holder (including any shares of Series C Preferred Stock that have been converted into Common Stock); provided, however, that any holder of Series C Preferred Stock who elects to purchase Additional Securities pursuant to this Article XIII(iii) shall be required to surrender to the Company Series C Preferred Stock (or Common Stock issued on the conversion of such Series C Preferred Stock) for which the Face Amount (plus all accrued but unpaid Dividends) equals the total purchase price of the Additional Securities to be acquired by such holder of Series C Preferred Stock, and the Company shall accept such Series C Preferred Stock (or Common Stock issued on the conversion of such Series C Preferred Stock) as payment in full for such Additional Securities. The provisions of this Article XIII(iii) shall be of no further force or effect upon the consummation of any transaction (other than those transactions contemplated by the Securities Purchase Agreement entered into as of the Issuance Date by and among the Company and the initial holders of the Series C Preferred Stock) resulting in the issuance of the Company’s Common Stock in connection with a bona fide offering at an offering price per share (prior to any underwriter’s commissions and discounts) of not less than $0.12 (as adjusted to reflect any stock dividends, distributions, combinations, reclassifications and other similar transactions effected by the Company in respect to its Common Stock) that results in total net proceeds to the Company of at least $5,000,000;

(iv)
if all Additional Securities which the holders of Series C Preferred Stock are entitled to obtain pursuant to Article XIII(ii) or Article XIII(iii) are not elected to be obtained as provided in subsection Article XIII(ii) or Article XIII(iii) hereof, the Company may, during the 75-day period following the expiration of the period provided in subsection Article XIII(ii) or Article XIII(iii) hereof, offer the remaining unsubscribed portion of such Additional Securities to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Notice. If the Company does not consummate the sale of such Additional Securities within such period, the right provided hereunder shall be deemed to be revived and such Additional Securities shall not be offered or sold unless first reoffered to the holders of Series C Preferred Stock in accordance herewith;

(v)
the participation right in this Article XIII shall not be applicable to (A) the issuance or sale of shares of Common Stock (or options therefor) to employees, officers, directors, or consultants of the Company for the primary purpose of soliciting or retaining their employment or service pursuant to a stock option plan (or similar equity incentive plan) approved in good faith by the Board of Directors, (B) the issuance of Common Stock in connection with a bona fide underwritten public offering at an offering price per share (prior to underwriter's commissions and discounts) of not less than 200% of the Conversion Price (as adjusted to reflect any stock dividends, distributions, combinations, reclassifications and other similar transactions effected by the Company in respect to its Common Stock) that results in total proceeds to the Company of at least $25,000,000, (C) the issuance or sale of the Series C Preferred Stock, (D) the issuance of securities in connection with mergers, acquisitions, strategic business partnerships or joint ventures approved by the Board of Directors and the primary purpose of which, in the reasonable judgment of the Board of Directors, is not to raise additional capital or (E) any issuance of securities as to which the Majority Holders shall have executed a written waiver of the rights contained in this Article XIII; and

(vi)
the participation right set forth in this Article XIII may not be assigned or transferred, except that such right is assignable by each holder of Series C Preferred Stock to any wholly-owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Securities Act, controlling, controlled by or under common control with, any such holder of Series C Preferred Stock.

14.     MISCELLANEOUS

(a)
Cancellation of Series C Preferred Stock. If any shares of Series C Preferred Stock are converted pursuant to Article IV or redeemed or repurchased by the Corporation, the shares so converted or redeemed shall be canceled, shall return to the status of authorized, but unissued Preferred Stock of no designated series, and shall not be issuable by the Corporation as Series C Preferred Stock.

(b)
Lost or Stolen Certificates. Upon receipt by the Corporation of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) (y) in the case of loss, theft or destruction, indemnity (without any bond or other security) reasonably satisfactory to the Corporation, or (z) in the case of mutilation, the Preferred Stock Certificate(s) (surrendered for cancellation), the Corporation shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date. However, the Corporation shall not be obligated to reissue such lost or stolen Preferred Stock Certificate(s) if the holder contemporaneously requests the Corporation to convert such Series C Preferred Stock.

(c)
Allocation of Cap Amount and Reserved Amount. The initial Cap Amount and Reserved Amount shall be allocated pro rata among the holders of Series C Preferred Stock based on the number of shares of Series C Preferred Stock issued to each holder. Each increase to the Cap Amount and the Reserved Amount shall be allocated pro rata among the holders of Series C Preferred Stock based on the number of shares of Series C Preferred Stock held by each holder at the time of the increase in the Cap Amount or Reserved Amount. In the event a holder shall sell or otherwise transfer any of such holder’s shares of Series C Preferred Stock, each transferee shall be allocated a pro rata portion of such transferor’s Cap Amount and Reserved Amount. Any portion of the Cap Amount or Reserved Amount which remains allocated to any person or entity which does not hold any Series C Preferred Stock shall be allocated to the remaining holders of shares of Series C Preferred Stock, pro rata based on the number of shares of Series C Preferred Stock then held by such holders.

(d)
Quarterly Statements of Available Shares. For each calendar quarter beginning in the quarter in which the initial registration statement required to be filed pursuant to Section 2(a) of the Registration Rights Agreement is declared effective and thereafter for so long as any shares of Series C Preferred Stock are outstanding, the Corporation shall deliver (or cause its transfer agent to deliver) to each holder a written report notifying the holders of any occurrence that prohibits the Corporation from issuing Common Stock upon any conversion. The report shall also specify (i) the total number of shares of Series C Preferred Stock outstanding as of the end of such quarter, (ii) the total number of shares of Common Stock issued upon all conversions of Series C Preferred Stock prior to the end of such quarter, (iii) the total number of shares of Common Stock which are reserved for issuance upon conversion of the Series C Preferred Stock as of the end of such quarter and (iv) the total number of shares of Common Stock which may thereafter be issued by the Corporation upon conversion of the Series C Preferred Stock before the Corporation would exceed the Cap Amount and the Reserved Amount. The Corporation (or its transfer agent) shall use its best efforts to deliver the report for each quarter to each holder prior to the tenth day of the calendar month following the quarter to which such report relates. In addition, the Corporation (or its transfer agent) shall provide, as promptly as practicable following delivery to the Corporation of a written request by any holder, any of the information enumerated in clauses (i) - (iv) of this Paragraph D as of the date of such request.

(e)
Payment of Cash; Defaults. Whenever the Corporation is required to make any cash payment to a holder under this Certificate of Designation (as payment of any Dividend, upon redemption or otherwise), such cash payment shall be made to the holder within five business days after delivery by such holder of a notice specifying that the holder elects to receive such payment in cash and the method (e.g., by check, wire transfer) in which such payment should be made and any supporting documentation reasonably requested by the Corporation to substantiate the holder’s claim to such cash payment or the amount thereof. If such payment is not delivered within such five business day period, such holder shall thereafter be entitled to interest on the unpaid amount at a per annum rate equal to the lower of twenty-four percent (24%) and the highest interest rate permitted by applicable law until such amount is paid in full to the holder.

(f)
Status as Stockholder. Upon submission of a Notice of Conversion by a holder of Series C Preferred Stock, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed such holder’s allocated portion of the Reserved Amount or Cap Amount) shall be deemed converted into shares of Common Stock and (ii) the holder’s rights as a holder of such converted shares of Series C Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In situations where Article VI.B is applicable, the number of shares of Common Stock referred to in clauses (i) and (ii) of the immediately preceding sentence shall be determined on the date on which such shares of Common Stock are delivered to the holder. Notwithstanding the foregoing, if a holder has not received certificates for all shares of Common Stock prior to the sixth business day after the expiration of the Delivery Period with respect to a conversion of Series C Preferred Stock for any reason, then (unless the holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Corporation within five business days after the expiration of such six business day period after expiration of the Delivery Period) the holder shall regain the rights of a holder of Series C Preferred Stock with respect to such unconverted shares of Series C Preferred Stock and the Corporation shall, as soon as practicable, return such unconverted shares to the holder. In all cases, the holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series C Preferred Stock.

(g)
Remedies Cumulative. The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit a holder’s right to pursue actual damages for any failure by the Corporation to comply with the terms of this Certificate of Designation. The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of Series C Preferred Stock and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees, in the event of any such breach or threatened breach, that the holders of Series C Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

(h)
Waiver. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the holders of Series C Preferred Stock granted hereunder may be waived as to all shares of Series C Preferred Stock (and the holders thereof) upon the written consent of the Majority Holders, unless a higher percentage is required by applicable law, in which case the written consent of the holders of not less than such higher percentage of shares of Series C Preferred Stock shall be required.

(i)
Notices. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by responsible overnight carrier or by confirmed facsimile, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by responsible overnight carrier or confirmed facsimile, in each case addressed to a party. The addresses for such communications are (i) if to the Corporation to P-Com, Inc., 3175 Winchester Blvd., Campbell, CA 95008, Telephone: (408) 866-3666, Facsimile: (408) 874-4461, Attention: Chief Executive Officer, and (ii) if to any holder to the address set forth under such holder’s name on the execution page to the Securities Purchase Agreement, or such other address as may be designated in writing hereafter, in the same manner, by such person.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation this ____ day of September, 2003.

P-Com, Inc.

By:

Name: Title:

NOTICE OF CONVERSION

(To be Executed by the Registered Holder
in order to Convert the Series C Preferred Stock)

The undersigned hereby irrevocably elects to convert ____________ shares of Series C Preferred Stock (the “Conversion”), represented by Stock Certificate No(s). ___________ (the “Preferred Stock Certificates”), into shares of common stock (“Common Stock”) of P-Com, Inc. (the “Corporation”) according to the conditions of the Certificate of Designation, Preferences and Rights of Series C Convertible Preferred Stock (the “Certificate of Designation”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. Each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

Except as may be provided below, the Corporation shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee (which is _________________) with DTC through its Deposit Withdrawal Agent Commission System (“DTC Transfer”).

The undersigned acknowledges and agrees that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series C Preferred Stock have been or will be made only pursuant to an effective registration of the transfer of the Common Stock under the Securities Act of 1933, as amended (the “Act”), or pursuant to an exemption from registration under the Act.

☐
In lieu of receiving the shares of Common Stock issuable pursuant to this Notice of Conversion by way of DTC Transfer, the undersigned hereby requests that the Corporation issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

Date of Conversion:

Applicable Conversion Price:

Signature:

Name:

Address:

APPENDIX C

CERTIFICATE OF DESIGNATION OF THE RELATIVE RIGHTS AND PREFERENCES
OF THE
SERIES G CONVERTIBLE PREFERRED STOCK
OF
P-COM, INC.

The undersigned officer of P-Com, Inc., a Delaware corporation (the "Company"), in accordance with the provisions of Section 151(g) of the Delaware General Corporation Law, does hereby certify that, pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Company, the following resolution creating a series of preferred stock designated as "Series G Convertible Preferred Stock" was duly adopted on May 31, 2005:

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company by Article IV of the Company's Certificate of Incorporation (the "Certificate of Incorporation"), there hereby is created out of the authorized shares of preferred stock, par value $.0001 per share (the "Preferred Stock"), of the Company, a series of Preferred Stock designated as "Series G Convertible Preferred Stock," consisting of Ten Thousand (10,000) shares, which series shall have the following designations, powers, preferences and relative and other special rights and the following qualifications, limitations and restrictions:

15. Designation and Rank. Such series of Preferred Stock shall be designated as "Series G Convertible Preferred Stock" (the "Series G Preferred Stock"). The maximum number of shares of Series G Preferred Stock shall be Ten Thousand (10,000) shares. Upon the liquidation, dissolution or winding up of the affairs of the Company, the Series G Preferred Stock shall rank (a) prior to the Company's common stock, par value $.0001 per share (the "Common Stock"), Series A Junior Participating Preferred Stock, Series F Convertible Preferred Stock and all other classes and series of the Company's capital stock hereafter created that, by their terms, rank junior to the Series G Preferred Stock (the "Junior Stock"); (b) pari passu with all classes and series of the Company's capital stock hereafter created that, by their terms, rank on parity with the Series G Preferred Stock (the "Pari Passu Stock"); and (c) junior to the Company's Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock and all other classes and series of the Company's capital stock hereafter created that, by their terms, rank senior to the Series G Preferred Stock (the "Senior Stock"). The Series G Preferred Stock shall be subordinate to and rank junior to all indebtedness of the Company now or hereafter outstanding.

16. Dividends. Whenever the Board of Directors declares a dividend on the Common Stock each holder of record of a share of Series G Preferred Stock, or any fraction of a share of Series G Preferred Stock, on the date set by the Board of Directors to determine the owners of the Common Stock of record entitled to receive such dividend (the "Record Date") shall be entitled to receive, out of any assets at the time legally available therefor, an amount equal to such dividend declared on one share of Common Stock multiplied by the number of shares of Common Stock into which such share, or such fraction of a share, of Series G Preferred Stock could be converted on the Record Date.

17. Voting Rights

(a)
Class Voting Rights. The Series G Preferred Stock shall have the following class voting rights. So long as any shares of the Series G Preferred Stock remain outstanding, the Company shall not, without the affirmative vote or consent of the holders of at least three-fourths (3/4) of the shares of the Series G Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series G Preferred Stock vote separately as a class: (i) amend, alter or repeal the provisions of the Series G Preferred Stock so as to adversely affect any right, preference, privilege or voting power of the Series G Preferred Stock; or (ii) effect any distribution with respect to Junior Stock except that the Company may effect a distribution on the Common stock if the Company makes a like kind distribution on each share, or fraction of a share, of Series G Preferred Stock in an amount equal to the distribution on one share of Common Stock multiplied by the number of shares of Common Stock into which such one share, or such fraction of a share, of Series G Preferred Stock can be converted at the time of such distribution.

(b)
General Voting Rights. Except with respect to transactions upon which the Series G Preferred Stock shall be entitled to vote separately as a class pursuant to Section 3(a) above and except as otherwise required by the Delaware General Corporation Law, the Series G Preferred Stock shall have no voting rights. The Common Stock into which the Series G Preferred Stock is convertible shall, upon issuance, have all of the same voting rights as other issued and outstanding Common Stock of the Company.

18. Liquidation Preference

(a)
In the event of the liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Company and after payment or provision for payment of all amounts due to the holders of any Senior Stock, the holders of shares of the Series G Preferred Stock then outstanding shall be entitled to receive, out of the assets of the Company, whether such assets are capital or surplus of any nature, an amount equal to $1,000.00 per share (the "Liquidation Preference Amount") of the Series G Preferred Stock before any payment shall be made or any assets distributed to the holders of the Common Stock or any other Junior Stock. If the assets of the Company are sufficient to pay in part, but are not sufficient to pay in full, the Liquidation Preference Amount payable to the holders of outstanding shares of the Series G Preferred Stock and any Pari Passu Stock, then all of said assets available to pay a part of the Liquidation Preference Amount to the holders of the outstanding shares of Series G Preferred Stock and any Pari Passu Stock will be distributed among the holders of the Series G Preferred Stock and the holders of any Pari Passu Stock, ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. The Liquidation Preference Amount to be paid with respect to any fractional share of Series G Preferred Stock shall be equal to the Liquidation Preference Amount multiplied by such fraction. All payments for which this Section 4(a) provides shall be in cash, property (valued at its fair market value as determined by an independent appraiser reasonably acceptable to the holders of a majority of the Series G Preferred Stock), or a combination thereof; provided, however, that no cash shall be paid to holders of Junior Stock unless each holder of the outstanding shares of Series G Preferred Stock has been paid in cash the full Liquidation Preference Amount to which such holder is entitled as provided herein. After payment of the full Liquidation Preference Amount to which each holder is entitled, such holders of shares of Series G Preferred Stock will not be entitled to any further participation as such in any distribution of the assets of the Company.

(b)
A consolidation or merger of the Company with or into any other corporation or corporations or any other entity, or a sale of all or substantially all of the assets of the Company, or the effectuation by the Company of a transaction or series of transactions in which more than 50% of the voting shares of the Company is disposed of or conveyed, shall not be deemed to be a liquidation, dissolution, or winding up within the meaning of this Section 4. The Company shall not, without the consent of three-fourths (3/4) of the then outstanding Series G Preferred Stock, merge or consolidate with or into another corporation, unless the securities of such other corporation issued in exchange for the Series G Preferred Stock have substantially the same relative rights, preferences and privileges as the Series G Preferred Stock provided for herein.

(c)
Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, stating a payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, no less than forty-five (45) days prior to the payment date stated therein, to the holders of record of the Series G Preferred Stock at their respective addresses as the same shall appear on the books of the Company.

19. Conversion. The holders of Series G Preferred Stock shall have the following conversion rights (the "Conversion Rights"):

(a)
Right to Convert. At any time on or after the date on which shares of Series G Preferred Stock are first issued (the "Issuance Date"), the holder of shares of Series G Preferred Stock may, at such holder's option, subject to the limitations set forth in Section 7 herein, elect to convert (a "Voluntary Conversion") all or any portion of the shares of Series G Preferred Stock held by such holder into a number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (i) the Liquidation Preference Amount of the shares of Series G Preferred Stock being converted by (ii) the Conversion Price (as defined in Section 5(d) below) then in effect as of the date of the delivery by such holder of its notice of election to convert. The Company shall keep written records of the conversion of the shares of Series G Preferred Stock converted by each holder. A holder shall be required to deliver the original certificates representing the shares of Series G Preferred Stock upon any conversion of the Series G Preferred Stock as provided in Section 5(b) below.

(b)	Mechanics of Voluntary Conversion. The Voluntary Conversion of Series G Preferred Stock shall be conducted in the following manner:

(i)
Holder's Delivery Requirements. To convert Series G Preferred Stock into full shares of Common Stock on any date (the "Voluntary Conversion Date"), the holder thereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 5:00 p.m., New York time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice"), to the Company, and (B) with respect to the conversion of shares of Series G Preferred Stock held by any holder, such holder shall surrender to a common carrier for delivery to the Company as soon as practicable following such Conversion Date, but in no event later than six (6) business days after such date, the original certificates representing the shares of Series G Preferred Stock being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates").

(ii)
Company's Response. Upon receipt by the Company of a Conversion Notice (or a facsimile copy thereof), the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to the holder that sent such Conversion Notice (the "Converting Holder") and the Company or its designated transfer agent (the "Transfer Agent"), as applicable, shall, within three (3) business days following the date of receipt by the Company of the Converting Holder's Preferred Stock Certificates, (x) issue and deliver to the Depository Trust Company ("DTC") account on the Converting Holder's behalf via the Deposit Withdrawal Agent Commission System ("DWAC") as specified in the Conversion Notice, registered in the name of the Converting Holder or its designee, for the number of shares of Common Stock to which the Converting Holder shall be entitled, and (y) if the Preferred Stock Certificates so surrendered represent more shares of Series G Preferred Stock than those being converted, issue and deliver to the Converting Holder a new certificate for such number of shares of Series G Preferred Stock represented by the surrendered certificate that are not converted.

(iii)
Dispute Resolution. In the case of a dispute as to the arithmetic calculation of the number of shares of Common Stock to be issued upon conversion, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the arithmetic calculations to the holder via facsimile as soon as possible, but in no event later than two (2) business days after receipt of such holder's Conversion Notice. If such holder and the Company are unable to agree upon the arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion within one (1) business day of such disputed arithmetic calculation being submitted to the holder, then the Company shall within one (1) business day submit via facsimile the disputed arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion to the Company's independent, outside accountant. The Company shall cause the accountant to perform the calculations and notify the Company and the holder of the results no later than seventy-two (72) hours from the time it receives the disputed calculations. Such accountant's calculation shall be binding upon all parties absent manifest error. The reasonable expenses of such accountant in making such determination shall be paid by the Company, in the event the holder's calculation was correct, or by the holder, in the event the Company's calculation was correct, or equally by the Company and the holder in the event that neither the Company's or the holder's calculation was correct. The period of time in which the Company is required to effect conversions under this Certificate of Designation shall be tolled with respect to the subject conversion pending resolution of any dispute by the Company made in good faith and in accordance with this Section 5(b)(iii).

(iv)
Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of the Series G Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(c)	Mandatory Conversion

(i)
Upon the Company's written request a holder of Series G Preferred Stock shall advise the Company in writing the number of shares of Common Stock that are beneficially owned by such holder, not counting shares of Common Stock issuable upon conversion of any Series G Preferred Stock held by such holder. Beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. If the shares of Common Stock beneficially owned by such holder (excluding shares of Common Stock issuable upon conversion of the Series G Preferred Stock) amount to less than 9.99% of the shares of Common Stock outstanding at such time, the Company may, at its option, compel such holder, by written notice to such holder (the "Mandatory Conversion Notice"), to convert such portion of the Series G Preferred Stock owned by such holder into shares of Common Stock such that the total number of shares of Common Stock beneficially owned by such holder after such conversion shall equal up to 9.99%, but not more, of the shares of Common Stock outstanding after such conversion.

(ii)
As used herein, a "Mandatory Conversion Date" shall be the date when the Mandatory Conversion Notice shall be deemed delivered pursuant to Section 5(i). The Mandatory Conversion Date and the Voluntary Conversion Date collectively are referred to in this Certificate of Designation as the "Conversion Date."

(iii)
Each share of Series G Preferred Stock outstanding on the Mandatory Conversion Date shall, automatically and without any action on the part of the holder thereof, convert into a number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (x) the Liquidation Preference Amount of the shares of Series G Preferred Stock outstanding on the Mandatory Conversion Date by (y) the Conversion Price in effect on the Mandatory Conversion Date; provided, however, that the Company shall not be obligated to issue the shares of Common Stock issuable upon conversion of any shares of Series G Preferred Stock unless the Preferred Stock Certificates representing such shares of Series G Preferred Stock are either delivered to the Company or the holder notifies the Company that such Preferred Stock Certificates have been lost, stolen, or destroyed, and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. Upon the occurrence of any mandatory conversion of the Series G Preferred Stock pursuant to this Section 5(c), each affected holder of Series G Preferred Stock shall surrender the Preferred Stock Certificates representing the Series G Preferred Stock for which the Mandatory Conversion Date has occurred to the Company and the Company shall deliver the shares of Common Stock issuable upon such conversion (in the same manner set forth in Section 5(b)(ii)) to such holder within three (3) business days of such holder's delivery of the applicable Preferred Stock Certificates. If the Preferred Stock Certificates so surrendered represent more shares of Series G Preferred Stock than those being converted, the Company shall issue to such holder a new certificate for such number of Series G Preferred Stock represented by the surrendered certificates which were not converted.

(d)	Conversion Price. The term "Conversion Price" shall mean $.50, subject to adjustment pursuant to Section 5(e) hereof.

(e)	Adjustments of Conversion Price

(i)
Adjustments for Stock Splits and Combinations. If the Company shall at any time or from time to time after the Issuance Date, effect a stock split of the outstanding Common Stock, the Conversion Price shall be proportionately decreased. If the Company shall at any time or from time to time after the Issuance Date, combine the outstanding shares of Common Stock, the Conversion Price shall be proportionately increased. Any adjustments under this Section 5(e)(i) shall be effective at the close of business on the date the stock split or combination occurs.

(ii)
Adjustments for Certain Dividends and Distributions. If the Company shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each such event, the Conversion Price shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction:

(1)   the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

(2)   the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

(iii)
Adjustment for Other Dividends and Distributions. If the Company shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then, and in each such event, an appropriate adjustment to the Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holders of Series G Preferred Stock shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Company which they would have received had their Series G Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section 5(e)(iii) with respect to the rights of the holders of the Series G Preferred Stock.

(iv)
Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of the Series G Preferred Stock at any time or from time to time after the Issuance Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 5(e)(i), (ii) and (iii), or a reorganization, merger, consolidation, or sale of assets provided for in Section 5(e)(v)), then, and in each such event, an appropriate adjustment to the Conversion Price shall be made and provisions shall be made so that the holder of each share of Series G Preferred Stock shall have the right thereafter to convert such share of Series G Preferred Stock into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such share of Series G Preferred Stock might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

(v)
Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Issuance Date there shall be a capital reorganization of the Company (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 5(e)(i), (ii) and (iii), or a reclassification, exchange or substitution of shares provided for in Section 5(e)(iv)), or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties or assets to any other person (an "Organic Change"), then as a part of such Organic Change an appropriate adjustment to the Conversion Price shall be made and provision shall be made so that the holder of each share of Series G Preferred Stock shall have the right thereafter to convert such share of Series G Preferred Stock into the kind and amount of shares of stock and other securities or property of the Company or any successor corporation resulting from the Organic Change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5(e)(v) with respect to the rights of the holders of the Series G Preferred Stock after the Organic Change to the end that the provisions of this Section 5(e)(v) (including any adjustment in the Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of the Series G Preferred Stock) shall be applied after that event in as nearly an equivalent manner as may be practicable.

(vi)
Record Date. In case the Company shall take record of the holders of its Common Stock or any other Preferred Stock for the purpose of entitling them to subscribe for or purchase Common Stock or other securities convertible into Common Stock ("Convertible Securities"), then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

(f)
No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith, assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series G Preferred Stock against impairment. In the event a holder shall elect to convert any shares of Series G Preferred Stock as provided herein, the Company shall not refuse conversion based on any claim that such holder or any one associated or affiliated with such holder has been engaged in any violation of law, unless, an injunction from a court, on notice, restraining and/or adjoining conversion of all or of said shares of Series G Preferred Stock shall have been issued and the Company posts a surety bond for the benefit of such holder in an amount equal to 130% of the Liquidation Preference Amount of the Series G Preferred Stock such holder has elected to convert, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such holder in the event it obtains judgment.

(g)
Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Price or number of shares of Common Stock issuable upon conversion of the Series G Preferred Stock pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series G Preferred Stock a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request of the holder of Series G Preferred Stock, at any time, furnish or cause to be furnished to such holder a like certificate setting forth such adjustments and readjustments, the Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of a share of such Series G Preferred Stock. Notwithstanding the foregoing, the Company shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent of such adjusted amount.

(h)
Issue Taxes. The Company shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series G Preferred Stock pursuant thereto; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

(i)
Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or three (3) business days following (x) being mailed by certified or registered mail, postage prepaid, return-receipt requested, or (y) delivered to an express mail delivery service such as Federal Express, with written receipt by the addressee required, in either case addressed to the holder of record at its address appearing on the books of the Company. The Company will give written notice to each holder of Series G Preferred Stock at least twenty (20) days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Company will also give written notice to each holder of Series G Preferred Stock at least twenty (20) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to such holder prior to such information being made known to the public.

(j)
Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series G Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay cash equal to the product of such fraction multiplied by the average of the Closing Bid Prices of the Common Stock for the five (5) consecutive trading days immediately preceding the Voluntary Conversion Date or Mandatory Conversion Date, as applicable.

(k)
Reservation of Common Stock. The Company shall, so long as any shares of Series G Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series G Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series G Preferred Stock then outstanding.

(l)
Retirement of Series G Preferred Stock. Conversion of Series G Preferred Stock shall be deemed to have been effected on the applicable Voluntary Conversion Date or Mandatory Conversion Date. The Company shall keep written records of the conversion of the shares of Series G Preferred Stock converted by each holder. A holder shall be required to deliver the original certificates representing the shares of Series G Preferred Stock upon any conversion of the Series G Preferred Stock represented by such certificates.

(m)
Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of conversion of Series G Preferred Stock require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Company shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

20. No Preemptive or Redemption Rights. Except as provided in Section 5 hereof no holder of the Series G Preferred Stock shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in its absolute discretion may deem advisable. Except as provided in Section 5 neither the Company nor the holder of any Series G Preferred Stock shall have the right to require the Company to redeem any shares of Series G Preferred Stock.

21. Conversion Restriction. Notwithstanding anything to the contrary set forth in Section 5 hereof, at no time may a holder of shares of Series G Preferred Stock convert any shares of the Series G Preferred Stock if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock beneficially owned by such holder at such time, 9.99% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of Series G Preferred Stock providing the Company with sixty-one (61) days notice (pursuant to Section 5(i) hereof) (the "Waiver Notice") that such holder desires to waive the application of this Section 7 with regard to any or all shares of Common Stock issuable upon conversion of the Series G Preferred Stock held by such holder, this Section 7 shall be of no further force or effect with regard to those shares of Series G Preferred Stock referenced in the Waiver Notice.

22. Inability to Fully Convert

(a)
Holder's Option if Company Cannot Fully Convert. If, upon the Company's receipt of a Conversion Notice the Company cannot issue shares of Common Stock for any reason, including, without limitation, because the Company (x) does not have a sufficient number of shares of Common Stock authorized and available for issuance or (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its securities, from issuing all of the Common Stock which is to be issued to a holder of Series G Preferred Stock pursuant to a Conversion Notice, then the Company shall issue as many shares of Common Stock as it is able to issue in accordance with such holder's Conversion Notice and, with respect to the unconverted Series G Preferred Stock (the "Unconverted Preferred Stock"), the holder, solely at such holder's option, may elect, at any time after receipt of notice from the Company that there is Unconverted Preferred Stock, to void the holder's Conversion Notice as to the number of shares of Common Stock the Company is unable to issue (the "Unissued Shares of Common Stock") and retain or have returned, as the case may be, the certificates for the shares of the Unconverted Preferred Stock.

(b)
Mechanics of Fulfilling Holder's Election. The Company shall immediately send via facsimile to a holder of Series G Preferred Stock, upon receipt of a facsimile copy of a Conversion Notice from such holder which cannot be fully satisfied as described in Section 8(a) above, a notice of the Company's inability to fully satisfy such holder's Conversion Notice (the "Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Company is unable to fully satisfy such holder's Conversion Notice and (ii) the number of shares of Series G Preferred Stock which cannot be converted.

(c)
Pro-Rata Conversion. In the event the Company within a period of ten days receives Conversion Notices from more than one holder of Series G Preferred Stock and the Company can convert some, but not all, of the Series G Preferred Stock required to be converted as a result of such Conversion Notices, the Company shall convert from each holder of Series G Preferred Stock electing to have Series G Preferred Stock converted within such ten day period, an amount equal to the number of shares of Series G Preferred Stock such holder elected to have converted in such ten day period multiplied by a fraction, the numerator of which shall be the number of shares of Series G Preferred Stock such holder elected to have converted in such ten day period and the denominator of which shall be the total number of shares of Series G Preferred Stock all holders elected to have converted in such ten day period. The Company shall not convert any Series G Preferred Stock pursuant to a Mandatory Conversion Notice until it shall have converted all Series G Preferred Stock pursuant to any Conversion Notice.

23. Vote to Change the Terms of or Issue Preferred Stock. The affirmative vote at a meeting duly called for such purpose, or the written consent without a meeting, of the holders of not less than three-fourths (3/4) of the then outstanding shares of Series G Preferred Stock, shall be required to approve any change to this Certificate of Designation or the Company's Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series G Preferred Stock.

24. Lost or Stolen Certificates. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the shares of Series G Preferred Stock, and, in the case of loss, theft or destruction, of an indemnity satisfactory to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date.

25. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designation. Amounts set forth or provided for herein with respect to conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Series G Preferred Stock and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holders of the Series G Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

26. Specific Shall Not Limit General; Construction. No specific provision contained in this Certificate of Designation shall limit or modify any more general provision contained herein. This Certificate of Designation shall be deemed to be jointly drafted by the Company and all initial holders of the Series G Preferred Stock and shall not be construed against any person as the drafter hereof.

27. Failure or Indulgence Not Waiver. No failure or delay on the part of a holder of Series G Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

28. Waiver. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the holders of Series G Preferred Stock granted hereunder may be waived as to all shares of Series G Preferred Stock (and the holders thereof) upon the written consent of the holders of three-fourths (3/4ths) of the shares of Series G Preferred Stock then outstanding, unless a higher percentage is required by applicable law, in which case the written consent of the holders of not less than such higher percentage of shares of Series G Preferred Stock shall be required.

IN WITNESS WHEREOF, the undersigned has executed and subscribed this Certificate and does affirm the foregoing as true this 31st day of May, 2005.

P-COM, INC.

By:

Name: Title:

EXHIBIT I
P-COM, INC.
CONVERSION NOTICE

Reference is made to the Certificate of Designation of the Relative Rights and Preferences of the Series G Convertible Preferred Stock of P-Com, Inc. (the "Certificate of Designation"). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series G Convertible Preferred Stock (the "Preferred Shares") of P-Com, Inc., a Delaware corporation (the "Company"), indicated below into shares of Common Stock, par value $.0001 per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the Preferred Shares specified below as of the date specified below.

Date of Conversion: ____________________________________________________________________________

Number of Preferred Shares to be converted: ____________________________________________________________________________

Stock certificate no(s). of Preferred Shares to be converted: ____________________________________________________________________________

The Common Stock have been sold:  YES ____    NO ____

Please confirm the following information:

Conversion Price: ____________________________________________________________________________

Number of shares of
Common Stock to be issued: ____________________________________________________________________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended: ____________________________________________________________________________

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

By:

Title:

Dated:

P-COM, INC.
PROXY
2005 ANNUAL MEETING OF STOCKHOLDERS
AUGUST 12, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF P-COM, INC.

The undersigned hereby appoints Daniel W. Rumsey as Proxyholder of the undersigned, with full power of substitution, and hereby authorizes him to represent and to vote, as designated below, all of the shares of common stock, Series c Convertible Preferred Stock and Series E Convertible Preferred Stock of P-Com, Inc., held of record by the undersigned on July 15, 2005, at the Annual Meeting of Stockholders of P-Com, Inc. to be held on August 12, 2005 or at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR THE DIRECTORS NOMINEES NAMED HEREIN, AND FOR PROPOSAL NOS. 2, 3, 4, 5, 6 AND 7, AND IN THE DISCRETION OF THE PROXYHOLDER ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

1.
To elect two directors to our Board of Directors, each to serve for a term of three years or until his successor is elected and qualified.

INSTRUCTION: To withhold authority to vote for any individual nominee mark the “EXCEPTIONS” box, and strike a line through the nominee’s name in the list below:

FOR all nominees listed below	WITHHOLD AUTHORITY	EXCEPTIONS
[_]	[_]	[_]

2.	To ratify the appointment of Aidman Piser & Company as independent auditors of P-Com for the fiscal year ending December 31, 2005.

FOR	AGAINST	ABSTAIN
[_]	[_]	[_]

3.	To amend our certificate of incorporation to increase our authorized common stock from 35,000,000 shares to 250,000,000 shares.

FOR	AGAINST	ABSTAIN
[_]	[_]	[_]

4.
To amend our certificate of incorporation to effect a recapitalization whereby each outstanding share of our Series C Preferred Stock will be automatically converted into a specified number of shares of our Series G Preferred Stock and common stock.

FOR	AGAINST	ABSTAIN
[_]	[_]	[_]

5.	To amend our certificate of incorporation to eliminate the provision that divides our Board of Directors into three classes.

FOR	AGAINST	ABSTAIN
[_]	[_]	[_]

6.	6.To amend our certificate of incorporation to change our corporate name from “P-Com, Inc.” to “Wave Wireless Corporation.”

FOR	AGAINST	ABSTAIN
[_]	[_]	[_]

7.
To grant our management the discretionary authority to adjourn the Annual Meeting to a date or dates not later than August 31, 2005, if necessary to enable the Board of Directors to solicit additional proxies in favor of any of the proposals listed above

FOR	AGAINST	ABSTAIN
[_]	[_]	[_]

In their discretion, the Proxyholders are authorized to vote upon such other matters as may properly come before the meeting, including the election of any director if any of the above nominees is unable to serve or for good cause will not serve.

Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: __________________________________, 2005

Signature of Stockholder

Signature of Stockholder

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.